MASTER EQUIPMENT LEASE AGREEMENT


                                    BETWEEN



                        NATIONSBANC LEASING CORPORATION
                               OF NORTH CAROLINA



                                      AND



                         COLLINS & AIKMAN PRODUCTS CO.




                              September 30, 1994



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                               TABLE OF CONTENTS




1.    Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.    Agreement for Lease of Equipment; Covenant of Quiet Enjoyment . . .   7

3.    Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . .   7
      (a)   Initial Lease Supplement  . . . . . . . . . . . . . . . . . .   7
      (b)   Subsequent Lease Supplements  . . . . . . . . . . . . . . . .   8
      (c)   Additional Requirements . . . . . . . . . . . . . . . . . . .   9

4.    Delivery and Acceptance of Equipment  . . . . . . . . . . . . . . .   9

5.    Interim Term; Basic Term; Early Termination . . . . . . . . . . . .  10

6.    End of Term Delivery of Equipment . . . . . . . . . . . . . . . . .  11

7.    Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
      (a)   Basic Payments  . . . . . . . . . . . . . . . . . . . . . . .  11
      (b)   Supplemental Payments . . . . . . . . . . . . . . . . . . . .  11
      (c)   Method of Payment . . . . . . . . . . . . . . . . . . . . . .  11

8.    Net Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

9.    Lessor's Title; True Lease  . . . . . . . . . . . . . . . . . . . .  12
      (a)   Lessor's Title  . . . . . . . . . . . . . . . . . . . . . . .  12
      (b)   True Lease  . . . . . . . . . . . . . . . . . . . . . . . . .  12

10.   Use of Equipment; Compliance with Laws  . . . . . . . . . . . . . .  12

11.   Operation and Maintenance of Equipment  . . . . . . . . . . . . . .  13

12.   Replacement of Parts; Alterations; Modifications; Additions; and
      Vendor-Financed Heads on Dornier Looms  . . . . . . . . . . . . . .  13

13.   Identification; Inspection; Reports; Change of Chief Executive
      Office and/or Name  . . . . . . . . . . . . . . . . . . . . . . . .  14
      (a)   Identification  . . . . . . . . . . . . . . . . . . . . . . .  14
      (b)   Inspection  . . . . . . . . . . . . . . . . . . . . . . . . .  14
      (c)   Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      (d)   Change of Chief Executive Office and/or Name  . . . . . . . .  14

14.   Assignment, Sublease or Transfer by Lessee; Assignment by Lessor;
      Mergers, Consolidations, Sales of Assets and Acquisitions . . . . .  15
      (a)   Assignment, Sublease or Other Transfer by Lessee  . . . . . .  15
      (b)   Assignment By Lessor  . . . . . . . . . . . . . . . . . . . .  15
      (c)   Mergers, Consolidations, Sales of Assets and Acquisitions . .  16

15.   Liens; Permitted Contests . . . . . . . . . . . . . . . . . . . . .  16

16.   Loss, Damage or Destruction . . . . . . . . . . . . . . . . . . . .  17
      (a)   Risk of Loss, Damage or Destruction . . . . . . . . . . . . .  17
      (b)   Event of Loss with Respect to Equipment . . . . . . . . . . .  17
      (c)   Application of Other Payments Upon Event of Loss  . . . . . .  18
      (d)   Application of Payments Not Relating to an Event of Loss  . .  19

17.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      (a)   Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      (b)   Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      (c)   Evidence of Insurance . . . . . . . . . . . . . . . . . . . .  21
      (d)   Annual Insurance Certificate  . . . . . . . . . . . . . . . .  21


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18A.  General Tax Indemnity . . . . . . . . . . . . . . . . . . . . . . .  21
      (a)   Indemnity Obligation  . . . . . . . . . . . . . . . . . . . .  21
      (b)   Contests  . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      (c)   Refunds . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      (d)   Reports, Returns and Payments . . . . . . . . . . . . . . . .  22
      (e)   Survival  . . . . . . . . . . . . . . . . . . . . . . . . . .  22

18B.  Special Tax Indemnity . . . . . . . . . . . . . . . . . . . . . . .  22
      (a)   Assumptions . . . . . . . . . . . . . . . . . . . . . . . . .  22
      (b)   Representations, Warranties and Covenants . . . . . . . . . .  23
      (c)   Indemnity Payment Conditions  . . . . . . . . . . . . . . . .  24
      (d)   Right to Contest  . . . . . . . . . . . . . . . . . . . . . .  24
      (e)   Survival of Indemnities . . . . . . . . . . . . . . . . . . .  25

19.    General Indemnity  . . . . . . . . . . . . . . . . . . . . . . . .  25

20.   NO WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

21.   Lessee's Representations, Warranties and Covenants  . . . . . . . .  27
      (a)   Due Organization and Existence  . . . . . . . . . . . . . . .  27
      (b)   Power and Authority . . . . . . . . . . . . . . . . . . . . .  27
      (c)   Due Authorization . . . . . . . . . . . . . . . . . . . . . .  27
      (d)   Enforceability  . . . . . . . . . . . . . . . . . . . . . . .  27
      (e)   No Consents . . . . . . . . . . . . . . . . . . . . . . . . .  28
      (f)   No Liens  . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      (g)   (intentionally omitted) . . . . . . . . . . . . . . . . . . .  28
      (h)   Financial Statements  . . . . . . . . . . . . . . . . . . . .  28
      (i)   No Litigation . . . . . . . . . . . . . . . . . . . . . . . .  28
      (j)   Income Tax Return . . . . . . . . . . . . . . . . . . . . . .  28
      (k)   (intentionally omitted) . . . . . . . . . . . . . . . . . . .  29
      (l)   Investment Company  . . . . . . . . . . . . . . . . . . . . .  29
      (m)   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      (n)   No Offer to Sell or Assign  . . . . . . . . . . . . . . . . .  29
      (o)   Invoices  . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      (p)   Adverse Contract  . . . . . . . . . . . . . . . . . . . . . .  29
      (q)   Misrepresentation . . . . . . . . . . . . . . . . . . . . . .  29
      (r)   (intentionally omitted) . . . . . . . . . . . . . . . . . . .  29
      (s)   Chief Executive Office  . . . . . . . . . . . . . . . . . . .  29
      (t)   Trade Names . . . . . . . . . . . . . . . . . . . . . . . . .  29

22.   Events of Default . . . . . . . . . . . . . . . . . . . . . . . . .  29
      (a)   Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      (b)   Certain Covenants . . . . . . . . . . . . . . . . . . . . . .  29
      (c)   Other Covenants . . . . . . . . . . . . . . . . . . . . . . .  29
      (d)   Default under Other Documents - Lessee  . . . . . . . . . . .  30
      (e)   Bankruptcy; Insolvency - Lessee . . . . . . . . . . . . . . .  30
      (f)   Misrepresentation - Lessee  . . . . . . . . . . . . . . . . .  30

23.   Remedies Upon Default . . . . . . . . . . . . . . . . . . . . . . .  30
      (a)   Return of Equipment . . . . . . . . . . . . . . . . . . . . .  30
      (b)   Sell, Use, Lease or Otherwise Employ Equipment  . . . . . . .  30
      (c)   Excess of Casualty Loss Value over Fair Market Sales Value  .  31
      (d)   Excess of Casualty Loss Value over Sales Proceeds . . . . . .  31
      (e)   Rescission  . . . . . . . . . . . . . . . . . . . . . . . . .  31

24.   Lessor's Right to Perform for Lessee  . . . . . . . . . . . . . . .  31

25.   Late Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

26.   Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . .  32

27.   Transaction Costs, Fees and Expenses  . . . . . . . . . . . . . . .  32

28.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32



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29.   End of Term Purchase Options  . . . . . . . . . . . . . . . . . . .  32
      (a)   Election Procedure  . . . . . . . . . . . . . . . . . . . . .  32
      (b)   Lessee's Purchase . . . . . . . . . . . . . . . . . . . . . .  33
      (c)   Settlement Terms  . . . . . . . . . . . . . . . . . . . . . .  33

30.   Federal and State Tax Consequences  . . . . . . . . . . . . . . . .  34

31.   Financial Information . . . . . . . . . . . . . . . . . . . . . . .  34

32.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

33.   Interest Rate Calculations  . . . . . . . . . . . . . . . . . . . .  35

34.   Personal Property Taxes . . . . . . . . . . . . . . . . . . . . . .  35


Exhibits

A -   Lease Supplement and Acceptance Certificate





                               -iii-

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                       MASTER EQUIPMENT LEASE AGREEMENT


      THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of September 30, 1994 (as supplemented, amended modified, restated or replaced from time to time the "Agreement") is between NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation (the "Lessor"), having its principal place of business at NationsBank Corporate Center, 100 North Tryon Street, NC1007-12-01, Charlotte, North Carolina 28255-0001 and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Lessee"), having its principal place of business at 701 McCullough Drive, Charlotte, North Carolina 28262.

                                  WITNESSETH:

      WHEREAS, Lessee has requested Lessor to purchase the Equipment (as defined hereinafter) and, simultaneously with such acquisition, to lease the Equipment to Lessee for use in its operations; and

      WHEREAS, Lessor is willing to purchase and lease the Equipment subject to the terms and conditions hereinafter set forth, and Lessee has agreed to lease the Equipment from Lessor on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Agreement and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

      "Acceptance Date" means, with respect to any Equipment, the date on which Lessor enters into the Overall Transaction and Lessee unconditionally accepts such items of Equipment for lease hereunder, as evidenced by the execution and delivery of such Lease Supplement related to such Equipment and dated such date.

      "Acquisition Cost" means, with respect to any Equipment, an amount equal to the sum of (a) the total cost paid by Lessor for such Equipment, plus (b) all excise, sales and use taxes and registration fees paid by Lessor on or with respect to the acquisition of such Equipment, less (c) the total cost paid by Lessor for or in connection with any such particular items of Equipment which have been the subject of an Event of Loss and for which an amount equal to the Casualty Loss Value for such particular items of Equipment has been paid in full to Lessor.

      "Acquisition Expiration Date" means the date set forth in the applicable Lease Supplement with respect to such Equipment.

      "Affiliate" means a Person which directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, any Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

      "Appraisal Procedure" means the following procedure for determining the Fair Market Sales Value or the Fair Market Rental Value of any property as the case may be or any other amount which may, pursuant to any provision of any Transaction Document, be determined by such procedure: if either party to this Agreement shall have given written notice to the other party requesting determination of such value by the Appraisal Procedure, the parties shall consult for the purpose of appointing a qualified independent appraiser by mutual agreement. If no such appraiser is so appointed within fifteen (15) days after such notice is given, each party shall appoint a qualified independent appraiser within twenty (20) days of the giving of such notice.
If one (1) party, but not the other, appoints an appraiser pursuant to the preceding sentence, then the appropriately appointed appraiser shall conduct the appraisal. Any appraiser or appraisers appointed pursuant to the foregoing procedure shall be instructed to determine such value within thirty
(30) days after his or their appointment. If the parties shall have appointed a single appraiser, his determination of values shall be final. If two (2) appraisers shall be appointed, the values determined shall be averaged. The parties shall share equally the costs and expenses of the appraiser or the appraisers, as the case may be.

      "Assignee" means any Person to whom Lessor or any assignee has made any assignment, sale or transfer referred to in Section 14(b) hereof.

      "Basic Payment" means the amounts payable for the Equipment during the Basic Term pursuant to Section 7(a) hereof.

      "Basic Payment Date" means, with respect to any Equipment, each of the dates set forth on the appropriate Lease Supplement with respect to such Equipment.

      "Basic Payment Factor" means, with respect to any Equipment, the Basic Payment Factor set forth on each Lease Supplement with respect to such Equipment.

      "Basic Payment Period" means, with respect to any Equipment, each quarterly period from the date immediately succeeding a Basic Payment Date to the next occurring Basic Payment Date, except that the initial Basic Payment Period under each Lease Supplement shall also begin on the date of execution of such Lease Supplement.

      "Basic Payment Reduced Factor" means, with respect to any Equipment, the reduced payment factor achieved pursuant to the terms of Section 7(a) hereof and set forth on the appropriate Lease Supplement with respect to such Equipment.

      "Basic Term" means, with respect to any Equipment, the Basic Term set forth in each Lease Supplement with respect to such Equipment.

      "Business Day" means any day other than a Saturday, a Sunday or any other day on which banking institutions in Charlotte, North Carolina are authorized by law to be closed.

      "C&A" means Collins & Aikman Corporation, a Delaware corporation, and its successors.

      "C&A Credit Agreement" means the Credit Agreement dated as of June 22, 1994, as such has been amended, modified or supplemented to the date hereof and as the same may be further amended, modified, supplemented, restated and/or replaced from time to time, currently among Lessee, WCA Canada Inc., C&A, the financial institutions listed in Schedule 2.01 thereto, Continental Bank, N.A. (now known as Bank of America Illinois) and NationsBank of North Carolina, N.A., as managing agent and Chemical Bank, as administrative agent.

      "C&A Credit Agreement Event of Default" means an Event of Default, as such term is defined in the C&A Credit Agreement.

      "Casualty Loss Value" means as of any Casualty Loss Value Date during the Term an amount determined by multiplying (a) the sum of the Acquisition Cost for all Equipment subject to an Event of Loss for which a payment of Casualty Loss Value has not been previously made under this Agreement by (b) the percentage set forth opposite such Casualty Loss Value Date on Annex B to the Lease Supplement executed on the Acceptance Date for such Equipment.



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      "Casualty Loss Value Date" means the last day of each Basic Payment
Period.

      "Code" means the Internal Revenue Code of 1986, as supplemented, amended, modified, restated or replaced from time to time, and all rules and regulations promulgated thereunder.

      "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of any Person in its consolidated financial statements if such statements were prepared as of such date.

      "Default" means any event which with the giving of notice or the passage of time or both would result in an Event of Default.

      "Early Buyout Option Date" means the date set forth in the applicable Lease Supplement.

      "Early Termination Date" means the date set forth in the applicable Lease Supplement.

      "Equipment" means all items of equipment described in Annex A to the various Lease Supplements executed by Lessor and Lessee in connection with this Agreement, together with any Parts (including without limitation replacement Parts) which may from time to time be incorporated in such equipment and title to which shall have vested in Lessor, excluding any vendor-financed head on any Dornier loom.

      "Event of Default" shall have the meaning given to such term in Section 22 hereof.

      "Event of Loss" means, with respect to any Equipment, any of the following events: (a) loss of any Equipment or of the use thereof (for a period equal to the lesser of ninety (90) days or the then remaining portion of the Term) due to theft or disappearance during the Term, or the non-existence of any Equipment at the expiration or termination of the Term, (b) destruction, damage beyond repair, or rendition of any Equipment permanently or temporarily for longer than a commercially reasonable period of time, unfit for normal use for any reason whatsoever, (c) any damage to any Equipment which results in an insurance settlement with respect to such Equipment on the basis of a total loss or (d) the condemnation, confiscation, seizure, or requisition of use or title to any Equipment (for a period equal to the lesser of twelve (12) months or the then remaining portion of the Term) by any governmental authority under the power of eminent domain or otherwise.

      "Expiration Date" means, with respect to any Equipment, the last day of the Term.

      "Fair Market Rental Value" means, the value which would obtain in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, each under no compulsion to enter into such lease. If the parties are unable to agree on the Fair Market Rental Value within 120 days prior to the Expiration Date, such Fair Market Rental Value shall be determined by the Appraisal Procedure.

      "Fair Market Sales Value" means, with respect to any Equipment, the value which would obtain in an arm's length transaction between an informed and willing buyer (other than a lessee currently in possession or a used equipment dealer) and an informed and willing seller under no compulsion, respectively, to buy or sell. If the parties are unable to agree on the Fair Market Sales Value within thirty (30) days of Lessor's giving of notice as specified in Section 23(c) hereof, such Fair Market Sales Value shall be determined by the Appraisal Procedure.


                                    -4-


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      "Improvement" shall have the meaning given to such term in Section 12 hereof.

      "Indemnified Party" shall have the meaning given to such term in Section 18A hereof.

      "Interim Term" means, with respect to each item of Equipment, the period of time from and including the Acceptance Date to and including the Interim Term Expiration Date.

      "Interim Term Expiration Date" shall have the meaning given to such term in the applicable Lease Supplement.

      "Lease Supplement" means a Lease Supplement and Acceptance Certificate substantially in the form of Exhibit A hereto, to be executed by Lessor and Lessee covering each item of the Equipment accepted under the terms of this Agreement on each Acceptance Date, in accordance with the provisions of
Section 4 hereof.

      "Lien" means any interest in property securing any obligation owed to, or claimed by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including, without limitation, the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

      "Lessor Lien" means any Lien upon the Equipment arising as a result of
(a) claims against Lessor not related to the ownership, leasing, use or operation of the Equipment or to any transactions contemplated by any of the Transaction Documents, (b) acts in breach of a covenant or agreement of Lessor contained in any Transaction Document, (c) Taxes or Other Impositions imposed against Lessor which are not indemnified against by Lessee pursuant to any Transaction Document or (d) claims against Lessor arising out of the transfer, whether voluntary or involuntary, by Lessor of all or any portion of its interest in the Equipment or the Transaction Documents.

      "Net Proceeds of Sale" means the net amount received by Lessor from a Third Party Purchaser of all (but not less than all) the Equipment described on a particular Lease Supplement pursuant to a sale of all (but not less than all) such Equipment under Section 23(b) or Section 29 hereof.

      "Overall Transaction" means all of those transactions referred to in, provided for in, or contemplated by, this Agreement, including, without limitation, the financing, operation and management of the Equipment.

      "Overdue Rate" means the lesser of the maximum rate permitted by applicable law and a per annum interest rate equal to the Prime Rate plus two percent (2%).

      "Parts" means all appliances, parts, instruments, appurtenances, accessories and miscellaneous property of whatever nature that may from time to time be incorporated or installed in or attached to or otherwise part of the Equipment.

      "Payments" means, collectively, Basic Payments and Supplemental
Payments.

      "Permitted Contest" means any contest pursued by Lessee, at its expense, in good faith and by appropriate proceedings with respect to any Permitted Lien or any Taxes or Other Impositions that Lessee and Lessor reasonably believe may be contested in a manner that would not result in (a) the collection of, or other realization upon, the Permitted Lien or any Taxes or Other Impositions so contested, (b) the sale, forfeiture or loss of any item of Equipment, any Part, the Payments or any portion thereof, or under any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment, (c) any interference with the use of any item of Equipment or any Part thereof, or (d) any interference with the payment of the Payments or any portion thereof.

      "Permitted Lien" means a Lien permitted by the provisions of Section 15 hereof.

      "Permitted Sublease" means a sublease (a) to which Lessor has given its prior written consent (which consent shall not be unreasonably withheld), (b) the sublessee with respect to which shall be organized under the laws of the United States or any state thereof and shall have its principal place of business in the United States, (c) the term of which shall in no event exceed the then remaining portion of the Term and (d) which shall be subordinate in all respects to this Agreement; provided, however, notwithstanding the foregoing, the definition of "Permitted Sublease" shall also include a sublease of any item of the Equipment between Lessee and an Affiliate of Lessee which sublease may be entered into without obtaining the prior written consent of Lessor to the extent (i) such Affiliate satisfies the requirements of subsection (b) of this definition and (ii) the sublease to such Affiliate satisfies the requirements of subsections (c) and (d) of this definition.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or governmental authority, agency or political subdivision thereof.

      "Prime Rate" means the rate of interest publicly announced by NationsBank of North Carolina, N.A. in Charlotte, North Carolina as its "prime rate". The Prime Rate is not necessarily the best or lowest rate of interest offer by NationsBank of North Carolina, N.A.

      "Replacement" shall have the meaning given to such term in Section 12 hereof.

      "Replacement Item" means any item of equipment conveyed to Lessor pursuant to Section 16(b) hereof in replacement of any item of Equipment.

      "Required Alteration" shall have the meaning given to such term in
Section 12 hereof.

      "Sales Expenses" means (a) all property, excise, sales and use taxes and other taxes (as such may be applicable to the sale or transfer of the Equipment), (b) all reasonable fees, costs and expenses of such sale or transfer of the Equipment (including, without limitation, registration fees and fees, reasonable costs and expenses of attorneys or those reasonably associated with transportation, storage, security or insurance) incurred by Lessor and (c) any and all other amounts reasonably incurred in connection with such sale or transfer of the Equipment for which, if not paid, Lessor would be liable or which, if not paid, would constitute a Lien on the Equipment, or any Part.

      "Seller" means each seller executing a Warranty Bill of Sale in favor of Lessor with respect to any Equipment.

      "Subsidiary" of any Person means any corporation of which more than fifty percent (50%) of the voting rights of the outstanding capital stock at the time of determination is owned directly or indirectly by such Person or one of the Subsidiaries of such Person.

      "Supplemental Payments" means all amounts, liabilities and obligations which Lessee assumes or agrees to pay hereunder to Lessor or others, including, without limitation, payments of Casualty Loss Value and indemnities, but excluding Basic Payments.


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      "Taxes or Other Impositions" shall have the meaning given to such term in Section 18A hereof.

      "Term" means Interim Term and the Basic Term, unless this agreement is sooner terminated pursuant to the provisions hereof.

      "Termination Value" means, with respect to any Equipment, an amount determined by multiplying the Acquisition Cost of such Equipment by the Termination Value Percentage for such Equipment as of the Expiration Date; provided, however, to the extent this Agreement expires on a date which is not a Basic Payment Date, the Termination Value Percentage shall be determined as of the immediately preceding Basic Payment Date.

      "Termination Value Percentage" means each termination value percentage identified on Annex C to each Lease Supplement for the applicable Basic Payment Date.

      "Third Party Purchaser" means a third party purchaser of the Equipment which is selected by Lessee, is financially capable of purchasing the Equipment and is not an Affiliate of Lessee.

      "Transaction Costs" means all the costs, fees and expenses referenced in
Section 27 hereof.

      "Transaction Documents" means this Agreement, each Lease Supplement, each Warranty Bill of Sale and the Uniform Commercial Code financing statements (and with respect to each of the foregoing, all supplements, amendments and modifications thereto) whether heretofore, now or hereafter executed.

      "Warranty Bill of Sale" means each warranty bill of sale, in form and substance reasonably satisfactory to Lessor, referring to the various items of the Equipment duly executed by a Seller thereof in favor of Lessor and dated as of the Acceptance Date for such Equipment.

      The words "this Agreement", "herein", "hereunder", "hereof", or other like words mean and include this Agreement and the Lease Supplements and any amendments and supplements hereto or thereto.

      SECTION 2. Agreement for Lease of Equipment; Covenant of Quiet Enjoyment. Subject to, and upon all of the terms and conditions of this Agreement, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, each item of the Equipment from and including the Acceptance Date therefor for the duration of the Term. Provided that no Event of Default has occurred and is continuing, Lessor agrees that it shall not interfere with Lessee's (or any sublessee pursuant to a Permitted Sublease) quiet enjoyment, operation, use or possession of the Equipment during the Term.

      SECTION 3.  Conditions Precedent.

            (a) Initial Lease Supplement. The obligations of Lessor to purchase the Equipment specified on the Lease Supplement dated as of the date hereof and to lease the same to Lessee and enter into the Overall Transaction are subject to the delivery to Lessor on or prior to the date hereof the following documents each in form and substance reasonably satisfactory to
Lessor:

                (i)     an officer's certificate or certificates from Lessee:
      (A) certifying Lessee's certificate of incorporation, by-laws and resolutions, with such resolutions authorizing the Overall Transaction and Lessee's execution, delivery and performance of this Agreement; (B) containing an incumbency certification of Lessee with the name(s), title(s) and specimen signature(s) of the person or persons authorized on behalf of Lessee to execute this Agreement; (C) stating that no material adverse change has occurred in the condition of Lessee (financial or otherwise) since July 30, 1994 which would materially impair the ability of Lessee to pay and perform its obligations under this Agreement; and (D) stating that no Default or Event of Default shall have occurred and be continuing as of such date;

               (ii)     (intentionally omitted);

              (iii)     a written opinion of counsel for Lessee;

               (iv) a certificate of insurance evidencing the coverages required under Section 17 hereof with respect to the Equipment referenced in the Lease Supplement dated as of the date hereof;

                (v) the Lease Supplements, duly executed by Lessee, and dated as of the date hereof with respect to the Equipment accepted by Lessee and subjected to the terms of this Agreement as of the date hereof;

               (vi) Uniform Commercial Code filings listed on Schedule 1 hereto duly executed by Lessee;

              (vii) a Warranty Bill of Sale specifically covering each item of the Equipment referenced in the Lease Supplements dated as of the date hereof;

             (viii) good standing certificates from the Secretary of State of Lessee's state of incorporation, the state of Lessee's principal place of business and the state where the Equipment shall be initially located as designated in the respective Lease Supplement;

               (ix) UCC-11 lien search results and all releases of liens as reasonably required by Lessor;

                (x) tax lien searches against Lessee and all releases of such liens as reasonably required by Lessor; and

               (xi) judgment lien searches against Lessee and all releases of such liens as reasonably required by Lessor.

            (b) Subsequent Lease Supplements. The obligations of Lessor to purchase Equipment on the respective Acceptance Date(s) therefor after the date hereof and to enter into the Lease Supplement with respect thereto is subject to the delivery to Lessor on such Acceptance Date of the following documents each in form and substance reasonably satisfactory to Lessor:

                (i) the Lease Supplement, duly executed by Lessee and dated such Acceptance Date with respect to the Equipment accepted by Lessee and subjected to the terms of this Agreement on such Acceptance Date;

               (ii) Uniform Commercial Code filings as deemed appropriate by Lessor's counsel duly executed by Lessee;

              (iii) a Warranty Bill of Sale specifically referring to each item of the Equipment accepted by Lessee and subjected to the terms of this Agreement on such date, duly executed by the Seller thereof in favor of Lessor and dated such Acceptance Date;

               (iv) a certificate dated as of such Acceptance Date from an officer of Lessee stating that there has been no material adverse change in the business, conditions or operations (financial or otherwise) of Lessee and its Consolidated Subsidiaries since July 30, 1994, that no Default or Event of Default has occurred and is continuing from the date of the Agreement to the respective Acceptance Date and that the representations and warranties of Lessee in the Agreement are true and correct as of such date, except to the extent that such representations and warranties relate exclusively to an earlier point in time;

               (vi) a certificate of insurance evidencing the coverages required under Section 17 hereof with respect to the Equipment referenced in the Lease Supplement dated as of such Acceptance Date;

              (vii) UCC-11 lien search results and all releases of liens as reasonably required by Lessor;

             (viii) tax lien searches against Lessee and all releases of such liens as reasonably required by Lessor; and

               (ix) judgment lien searches against Lessee and all releases of such liens as reasonably required by Lessor.

            (c) Additional Requirements. The obligations of Lessor to purchase the items of Equipment on the respective Acceptance Dates therefor and to enter into the respective Lease Supplement are also subject to:

                (i) the absence on the Acceptance Date of any Liens on the Equipment, other than any Permitted Lien;

               (ii) the aggregate Acquisition Cost of all Equipment financed hereunder on any given date will not exceed the amount specified in Lessor's credit approval for such Equipment;

              (iii) the Acceptance Date shall be a date between and inclusive of the date hereof and the Acquisition Expiration Date;

               (iv) Lessee shall have paid all fees and expenses due and owing to Lessor with respect to the Overall Transaction;

                (v) in its sole discretion, Lessor shall have agreed in writing to purchase items of Equipment in addition to those referenced in the previously executed Lease Supplement(s) and Lessor shall have obtained all internal approvals as Lessor shall have deemed necessary and/or appropriate; and

            (vi) Lessor shall have received such other documents, appraisals, certificates, financing statements and other items, in form and substance satisfactory to Lessor, as Lessor may reasonably require.

      SECTION 4. Delivery and Acceptance of Equipment. Lessor shall not be liable to Lessee for any failure or delay in obtaining the Equipment or making delivery thereof. Lessor hereby appoints Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of each item of the Equipment. On the Acceptance Date for such Equipment Lessee shall promptly inspect each item of Equipment, and unless Lessee gives Lessor prompt written notice of any defect in or other proper objection to any item of such Equipment, Lessee shall promptly upon completion of such inspection execute and deliver to Lessor the Lease Supplement, dated the Acceptance Date. Lessor shall pay to the Seller the Acquisition Cost of the Seller's Equipment referenced in the applicable Lease Supplement if all of the conditions precedent specified in
Section 3 hereof have been fulfilled to Lessor's reasonable satisfaction. The execution of the Lease Supplement by Lessee and Lessor shall evidence that each item of Equipment has been accepted under this Agreement, upon and subject to all of the terms, conditions and provisions hereof and shall constitute Lessee's unconditional and irrevocable acceptance of the Equipment for all purposes under this Agreement. Lessee's execution of the Lease Supplement shall constitute Lessee's acknowledgement and agreement that, as between Lessor and Lessee, each item of Equipment has been inspected to Lessee's satisfaction, is in good operating order, repair and condition, is of a size, design, capacity and manufacture selected by Lessee, that each item of

Equipment is duly certified or licensed by any governmental entity which is charged with issuing such certificates or licenses and that Lessee has unconditionally accepted each item of Equipment under this Agreement.

      SECTION 5.  Interim Term; Basic Term; Early Termination.

            (a) Interim Term. There shall be an Interim Term for that portion of the Equipment leased on the Acceptance Date with respect to such Equipment and such term shall end on the Interim Term Expiration Date with respect thereto, both dates inclusive. During the Interim Term no Basic Payments pursuant to the provisions of Section 7 of this Agreement shall be due.

            (b) Basic Term. The Basic Term for lease of each item of the Equipment hereunder shall commence and end on the dates set forth in the applicable Lease Supplement therefor.

            (c)   Early Termination; Early Buy Out Option.

            (i) Assuming there exists no Event of Default, the Lessee may terminate this Agreement with respect to all but not less than all of the Equipment (or with Lessor's consent which shall not be unreasonably withheld, Lessee may exercise such right with respect to certain Lessee-designated items of the Equipment having an aggregate Acquisition Cost of no less than $250,000) by: (A) giving to Lessor forty-five (45) days written notice prior to an Early Termination Date as set forth in the applicable Lease Supplement, (B) providing to Lessor a certificate executed by an officer of the Lessee certifying that the Equipment has become obsolete or surplus to its needs, (C) paying to Lessor an amount equal to all Basic Payments and Supplemental Payments then due and owing or accrued and (D) selling the pertinent Equipment for cash to a Third Party Purchaser and paying the sales proceeds to the Lessor. In the event such sale proceeds are less than Termination Value for such Equipment, then Lessee shall pay the Lessor the difference between the sale proceeds and Termination Value for such Equipment. Lessor shall retain any sale proceeds in excess of such Termination Value. Lessee shall also pay all Sales Expenses incurred in connection with the transfer of such Equipment. Upon payment by Lessee of the amounts specified above, the Term shall end and Lessor shall transfer all of its right, title and interest in and to the Equipment to Third Party Purchaser on an "as-is", "where-is" basis without recourse, representation or warranty by Lessor except as to the absence of Lessor Liens.

            (ii) Assuming there exists no Event of Default, the Lessee may terminate this Agreement and purchase all but not less than all of the Equipment (or with Lessor's consent which shall not be unreasonably withheld, Lessee may exercise such right with respect to certain Lessee-designated items of the Equipment having an aggregate Acquisition Cost of no less than $250,000) by: (A) giving to Lessor forty-five (45) days written notice prior to the Early Buyout Option Date set forth in the applicable Lease Supplement and (B) paying to Lessor an amount equal to the sum of (1) with respect to the Equipment, all Basic Payments and Supplemental Payments then due and owing or accrued plus (2) an amount equal to the Acquisition Cost multiplied by (x) 40.77% for Equipment with a five-year recovery period pursuant to Section 168(c)(1) of the Code and (y) 41.21% for Equipment with a seven-year recovery period pursuant to Section 168(c)(1) of the Code. Lessee shall also pay all Sales Expenses incurred in connection with the purchase of such Equipment. Upon payment by Lessee of the amounts specified above, the Term shall end and Lessor shall transfer all of its right, title and interest in and to the Equipment to Lessee on an "as-is", "where-is" basis without recourse, representation or warranty by Lessor except as to the absence of Lessor Liens.

      SECTION 6.  End of Term Delivery of Equipment.

      If this Agreement shall be in full force and effect and Lessee shall not have purchased the Equipment prior to the Expiration Date or elected to purchase the Equipment in accordance with Section 29 hereof, then on the Expiration Date Lessee shall deliver, at Lessee's expense, all requested Equipment to Lessor to a location or locations within the southeastern United States within 500 miles of the original location of the Equipment as specified in writing by Lessor. At the time of such return to Lessor or delivery to the third party, each item of Equipment (and each part or component thereof) shall
(i) be in good operating order, and in the repair and condition as when originally delivered to Lessee, ordinary wear and tear from proper use thereof excepted, (ii) be capable of being operated without further inspection, repair, replacement, alteration or improvement, (iii) be in accordance and compliance with any and all material statutes, laws, ordinances, rules and regulations of any federal, (with respect to the state and local jurisdictions where the Equipment is last operated by Lessee prior to the Expiration Date) state or local governmental body, agency or authority applicable to the use and operation of such item of Equipment, and (iv) be free and clear of all Liens, other than Lessor Liens.

      SECTION 7.  Payments.

            (a) Basic Payments. Lessee hereby agrees to pay Lessor Basic Payments for the Equipment from and including the commencement date of the Basic Term as set forth in the applicable Lease Supplement for each item of Equipment and throughout the Basic Term, in consecutive quarterly installments on each Basic Payment Date, with each installment in an amount equal to the Basic Payment Factor set forth on the Lease Supplement applicable to such items of Equipment hereto multiplied by the Acquisition Cost thereof. In the event the Lessee achieves a senior debt rating of Baa3 or better from Moody's Investors Services, Inc. or a debt rating of BBB- or better from Standard & Poor's Corporation and notifies Lessor in writing of the achievement of either such rating for Lessee's senior debt, the Basic Payment Factor for each item of Equipment set forth in the applicable Lease Supplement shall decrease to the Basic Payment Reduced Factor set forth in the applicable Lease Supplement. The Basic Payment Reduced Factor shall become effective for the next occurring full Basic Payment Period following Lessee's notice to Lessor of the achievement of either such rating for Lessee's senior debt, and the Basic Payment Reduced Factor shall be multiplied by the Acquisition Cost for such Equipment to compute the Basic Payments for the then remaining portion of the Term. Basic Payments shall remain payable in consecutive quarterly installments on each Basic Payment Date.

            (b) Supplemental Payments. Lessee agrees to pay Lessor, or to whomsoever shall be entitled thereto as expressly provided herein, all Supplemental Payments promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any such Supplemental Payment hereunder Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Payments.

            (c) Method of Payment. If the date that any Payment is due is other than on a Business Day, the Payment otherwise payable on such date shall be payable on the next succeeding Business Day. All Basic Payments and Supplemental Payments required to be made by Lessee to Lessor hereunder shall be made in immediately available funds and in United States dollars. In the event of any assignment to an Assignee pursuant to Section 14(b) hereof, all payments which are assigned to such Assignee, whether Basic Payments, Supplemental Payments or otherwise, shall be paid in the same manner specified herein for payments to Lessor at such address as shall be designated in writing by such Assignee. Time is of the essence in connection with the payment of Basic Payments and Supplemental Payments.

      SECTION 8. Net Lease. This Agreement is a net lease and Lessee acknowledges and agrees that Lessee's obligations hereunder, including, without limitation, its obligations to pay all Payments payable hereunder, shall be absolute and unconditional under any and all circumstances and shall be paid without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, any Assignee, or the manufacturer of any item of the Equipment, any Part or unit or component of the Equipment, or any other Person for any reason whatsoever. Except to the extent expressly provided herein, and without in any manner limiting the generality of the foregoing sentence, the obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation: (a) any defect in any item of the Equipment, any Part or unit or component of the Equipment, or the condition, design, operation or fitness for use thereof; (b) any damage to, or any loss, abandonment, salvage, scrapping or destruction of, any item of the Equipment, any Part or unit or component of the Equipment; (c) any Liens or rights of others with respect to any item of the Equipment, any Part or unit or component of the Equipment; (d) any prohibition or interruption of or other restriction against Lessee's use, operation or possession of any item of the Equipment, any Part or unit or component of the Equipment, for any reason whatsoever, or any interference with such use, operation or possession by any Person or entity; (e) any failure by Lessor to perform any of its obligations herein contained; (f) any other indebtedness or liability, howsoever and whenever arising, of Lessor or of any Assignee or of Lessee to any other Person; (g) any insolvency, bankruptcy or similar proceedings by or against Lessor, any Assignee, any guarantor of Lessee's obligations or Lessee; or (h) any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that the Basic Payments and Supplemental Payments payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided, without notice or demand, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Agreement.

      SECTION 9. Lessor's Title; True Lease. (a) Lessor's Title. Title to the Equipment shall at all times remain in Lessor and at no time during the Term shall title become vested in Lessee.

            (b) True Lease. This Agreement is a lease intended as a true lease and not as a lease intended as security. Lessee will make no claim nor assert any right to the Equipment or any component thereof inconsistent with Lessor's ownership thereof and will make appropriate entries upon its books and records reflecting Lessor's ownership of the Equipment and each component thereof.

      SECTION 10. Use of Equipment; Compliance with Laws. Lessee agrees that each item of Equipment will be used and operated only (a) for purposes or operations in the ordinary course of its business and at the location(s) set forth on the applicable Lease Supplement (or at such other locations as Lessee may notify Lessor of in writing but in any event within the United States) and
(b) in the manner set forth in, and in accordance with, the terms, conditions and provisions of the insurance policy or policies providing the coverages specified in Section 17 hereof. In no event shall Lessee use or operate any item of Equipment, or knowingly permit any item of Equipment to be used or operated, for any purpose for which such item of Equipment is not designed or reasonably suitable, or in any fashion that may reasonably subject such item of Equipment to any Liens, other than Permitted Liens, or in any area excluded from coverage by any such insurance policy or policies. Lessee further agrees that each item of Equipment will be used and operated in the conduct of Lessee's business and in compliance with all material statutes, law, ordinances, rules and regulations of any federal, state or local governmental authority having jurisdiction with respect to the use, operation, maintenance, condition and occupancy of any item of Equipment (including, without limitation, all zoning, environmental protection, pollution, sanitary and safety laws). Lessee will not load, use, operate, or store any item of Equipment, or knowingly permit the loading, using, operating or storing of any item of Equipment, in a negligent manner or otherwise in violation of this Agreement or so as to void any of the insurance coverages specified in Section 17 hereof respecting any item of Equipment. Lessee shall procure and maintain in effect all material licenses, certificates, permits, approvals and consents required by federal, state, local or foreign laws or by any governmental body, agency or authority, in connection with the delivery, use, operation, maintenance, condition and occupancy of each item of Equipment. The Equipment will at all times be and remain in the control of Lessee except as Lessee's relinquishment of control of an item of Equipment is specifically permitted by this Agreement and except while an item of Equipment is undergoing maintenance. To the extent that any applicable law requires the licensing or certification of an operator of any item of the Equipment, each such operator shall be duly licensed and currently certificated and qualified to operate such item of Equipment and authorized by the terms of (in accordance with the provisions and requirements of) the insurance policy or policies providing the coverages specified in Section 17 hereof.

      SECTION 11. Operation and Maintenance of Equipment. Lessee agrees, at its own cost and expense, to keep, repair, maintain and preserve the Equipment in good order and operating condition, ordinary wear and tear excepted, and in compliance with (x) the greater of (i) reasonable manufacturer's recommendations, (ii) the maintenance and repair standards of Lessee for similar equipment and (iii) prudent industry standards and (y) all material requirements of law applicable to the maintenance and condition of the Equipment except (a) to the extent valid variances, exemptions or similar exceptions have been obtained in writing from the necessary authority, (b) where non-compliance would have no material adverse effect on Lessor's ownership rights or the use, operation or maintenance of the Equipment by the Lessee or on the business, operations or other condition of Lessee or (c) for violations of any such laws the validity of which is being contested by Lessee in good faith by appropriate proceedings and violation of such laws which Lessee is diligently proceeding to correct. Lessee shall, at its own cost and expense, supply the necessary power and other items required in the operation of the Equipment. Lessee hereby waives, to the extent permitted by applicable law, any right now or hereafter conferred by law to make repairs on the Equipment at the expense of Lessor.

      SECTION 12. Replacement of Parts; Alterations; Modifications; Additions; and Vendor-Financed Heads on Dornier Looms. In case any Part, component or unit of the Equipment is required to be altered, added, replaced or modified on any item of Equipment in order to comply with the requirements of Sections 10 and 11 hereof ("Required Alteration"), Lessee agrees to make such Required Alteration at its own expense; provided, however, Lessee shall not be obligated to replace any such Part, component, unit or appliance respecting the Equipment if the failure to replace such Part, component, unit or appliance respecting the Equipment will not materially decrease the value, utility or expected useful life of such Equipment. Such Required Alteration shall immediately be and become the property of Lessor hereunder and subject to the terms of this Agreement. Lessee agrees that, within thirty (30) days after the close of any calendar month in which Lessee has made any material Required Alteration, Lessee will give written notice thereof to Lessor describing, in reasonable detail, the Required Alteration and specifying the cost thereof and the date or dates when made. All Parts, Equipment and appliances incorporated or installed in or attached to any item of Equipment in connection with servicing, repairing, maintaining and overhauling any item of Equipment pursuant to the requirements of Sections 10 or 11 hereof ("Replacement") shall be considered accessions to such item of Equipment and shall immediately, without further act, be and become the property of Lessor and part of the Equipment. Lessee may, without the prior written consent of Lessor, affix or install any accessory, equipment or device on the Equipment or make any improvement or addition thereto other than a Required Alteration or Replacement ("Improvement"); provided that, (a) a nonremovable Improvement may only be made to the Equipment if such Improvement does not reduce the value, utility or remaining economic useful life of the Equipment and (b) any other Improvement may only be made to the Equipment if such Improvement is readily removable without causing damage to the Equipment or impairing the value, utility, remaining economic useful life or condition the Equipment would have had if such Improvement had not been so affixed or installed. Nonremovable Improvements shall be considered accessions to the Equipment and shall immediately without further act, be and become the property of Lessor and part of the Equipment. Title to removable Improvements shall remain with Lessee, provided that, to the extent Lessor is retaining the Equipment, Lessor shall have the option to purchase such removable Improvements for cash at Fair Market Sales Value at the end of the Term and such purchase shall be on an "as-is," "where-is" basis without representation, recourse or warranty, express or implied, by Lessee (except as to the absence of Liens, except Lessor Liens) and provided, further, that if any removable Improvement is not removed by Lessee on or prior to the date of expiration or earlier termination of this Agreement, title to such removable Improvement shall, without further action, vest with Lessor. At the time title to any replacement Part, equipment or appliance has become vested in Lessor pursuant to the provisions of this Section 12, title to the part, equipment or appliance replaced thereby shall thereupon vest in Lessee.

      Notwithstanding the foregoing provisions of this Section 12, each vendor-financed head on a Dornier loom, which heads are specifically excluded from the definition of "Equipment", shall at all times remain the property of Lessee and shall not be considered an accession to the Equipment or a Part or an Improvement. Lessee shall repair, at its own cost and expense, any damage to the Equipment caused by Lessee's detachment of any such head from any Dornier loom.

      SECTION 13. Identification; Inspection; Reports; Change of Chief Executive Office and/or Name.

            (a) Identification. Lessee shall, to the extent feasible, promptly after each Acceptance Date, mark each item of the Equipment accepted under this Agreement on such date so as to identify that such item is owned by Lessor.

            (b) Inspection. Lessor shall have the right on any Business Day during normal business hours and upon reasonable notice to Lessee to inspect
(i) the Equipment (wherever located) and (ii) Lessee's records with respect thereto; provided, however, Lessor will conduct no such inspection which is reasonably likely to disrupt Lessee's business operations. Upon receipt of Lessor's notice requesting to inspect certain Equipment, Lessee shall promptly notify Lessor of the location of the Equipment and shall make all necessary arrangements to facilitate the inspection.

            (c) Reports. Upon Lessor's written request, Lessee shall furnish Lessor within a reasonable period of time after such request with an accurate statement showing the then current location of each item of the Equipment.

            (d) Change of Chief Executive Office and/or Name. Lessee shall give Lessor prior written notice of any change in (i) Lessee's chief executive office from the address referenced therefor in this Agreement and/or (ii) Lessee's name.

      SECTION 14. Assignment, Sublease or Transfer by Lessee; Assignment by Lessor; Mergers, Consolidations, Sales of Assets and Acquisitions.

            (a) Assignment, Sublease or Other Transfer by Lessee. LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (WHICH SHALL NOT BE UNREASONABLY WITHHELD), ASSIGN, SUBLEASE OR OTHERWISE TRANSFER ITS RIGHTS OR OBLIGATIONS WITH RESPECT TO ANY OF THE EQUIPMENT, HEREUNDER OR UNDER ANY OF THE OTHER TRANSACTION DOCUMENTS AND ANY ATTEMPTED ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY LESSEE WITHOUT SUCH LESSOR CONSENT SHALL BE NULL AND VOID.

      Lessee shall not enter into any sublease of the Equipment unless such sublease is a Permitted Sublease. No such sublease by Lessee will reduce any of the obligations of Lessee hereunder or the rights of Lessor hereunder, and all of the obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

            (b) Assignment By Lessor. Lessor may at any time (i) assign, sell or transfer to any Affiliate or successor of Lessor, in whole or in part, Lessor's right, title and interest in, to and under this Agreement and any Lease Supplement, including, without limitation, the right to receive any or all Payments payable under this Agreement and under any Lease Supplement with respect to the Equipment and (ii) sell or transfer to any Affiliate or successor of Lessor all of Lessor's right, title and interest in and to the Equipment; provided, however, with (but only with) the prior written consent of Lessee, which consent shall not be unreasonably withheld, Lessor may at any time (x) assign, sell or transfer to any Person (excepting any Affiliate or successor of Lessor), in whole or in part, Lessor's right, title and interest in, to and under this Agreement (as it relates to Lease Supplement Nos. 1-7) and Lease Supplement Nos. 1-7, including, without limitation, the right to receive any or all Payments payable thereunder with respect to the Equipment described in Lease Supplement Nos. 1-7 and (y) sell or transfer to any other Person (excepting any Affiliate or successor of Lessor) all of Lessor's right, title and interest in and to the Equipment described in Lease Supplement
Nos. 1-7. Any such assignee, purchaser or transferee of Lessor's rights (an "Assignee") shall have all of Lessor's right, title and interest hereunder to the extent that the same relate to the interest of the Assignee covered by the assignment, including, without limitation, the right to receive such Assignee's portion of the Basic Payments payable for the Equipment sold or transferred for all Basic Payment Periods commencing on or after the date of such assignment, the right to receive such Assignee's portion of the Supplemental Payments which are payable as a result of acts or events which occur on or after the date of such assignment and the right to enforce, either in such Assignee's name or in Lessor's name, but without cost or expense to Lessor, all of Lessor's rights hereunder assigned to such Assignee. An Assignee may re-assign all or a portion of its right, title and interest received in accordance with the terms hereof. Any such assignment shall be subject to Lessee's rights hereunder so long as no Event of Default has occurred and is continuing hereunder, provided, that, upon the effective date of such assignment, sale or transfer, Lessee shall be deemed to have released Lessor from and any and all liabilities under the Agreement arising on or after such effective date. Lessee shall be under no obligation to any Assignee except upon written notice of such assignment, sale or transfer from Lessor. Upon written notice from Lessor to Lessee of such assignment, sale or transfer, Lessee agrees to pay the Basic Payments and Supplemental Payments to the Assignee in accordance with the terms of this Agreement supplemented by the instructions specified in such notice, to give all notices which are required or permitted to be given by Lessee to Lessor hereunder to the Person(s) specified to receive the same in such notice of assignment, sale or transfer and to otherwise comply with all reasonable notices, directions and demands which may be given by such Assignee in accordance with the provisions of this Agreement. Lessee agrees to deliver to any Assignee an acknowledgement of the assignment, sale or transfer; provided, however, all reasonable out-of-pocket fees and expenses incurred by Lessee in connection with the production or delivery of such acknowledgement shall be for the account of Lessor or such Assignee, as agreed to by such parties; provided, further, Lessor or such Assignee, as agreed to by such parties, shall pay any sales or transfer tax which becomes due and payable as a result of an assignment, sale or transfer under this Section 14(b). The obligations of Lessee shall not be materially increased due to any assignment, sale or transfer by Lessor or any subsequent Assignee under this Section 14(b).

      Lessor may also transfer all, but not less than all, of Lessor's right, title and interest in, to and under the other Transaction Documents to the Assignee and after the effective date of such transfer, the Assignee shall have all of Lessor's right, title and interest under such other Transaction Documents.

            (c)   Mergers, Consolidations, Sales of Assets and Acquisitions.
Section 6.08 of the C&A Credit Agreement is hereby incorporated into this Agreement by reference with the same effect as if set forth herein in its entirety. If such Section 6.08 is hereafter amended, modified or supplemented in accordance with the provisions of the C&A Credit Agreement, then such
Section 6.08 shall be deemed to be amended, modified or supplemented in the same manner. If the C&A Credit Agreement shall be restated and/or replaced by another credit agreement, then so long as NationsBank of North Carolina, N.A. shall be a party thereto, such Section 6.08 incorporated herein shall be amended, and deemed to be replaced by, such replacement section appearing in the restated and/or replaced credit agreement. If, for any reason, NationsBank of North Carolina, N.A. ceases to be a party to the C&A Credit Agreement or the C&A Credit Agreement is terminated and not restated and/or replaced, then such Section 6.08 incorporated herein shall be identical to the applicable section of the C&A Credit Agreement as of the date (i) NationsBank of North Carolina, N.A. ceases to be a party to the C&A Credit Agreement or
(ii) the C&A Credit Agreement is terminated and not restated and/or replaced.

      Upon any consolidation or merger in which Lessee is not the surviving corporation, or any conveyance, transfer or lease of substantially all the stock or assets of Lessee as an entirety, in each case in accordance with this
Section 14(c), the successor corporation formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for (but without release of Lessee from any of its obligations hereunder with respect to any conveyance, transfer or lease of substantially all the stock or assets of Lessee as an entirety), and may exercise every right and power of, Lessee under this Agreement with the same effect as if such successor corporation had been named as a Lessee herein.

      SECTION 15. Liens; Permitted Contests. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any item of Equipment, or Lessor's title thereof, except the following (collectively, the "Permitted Liens"): (a) any Lien granted to Lessor hereunder or granted or placed thereon by Lessor as a result of an assignment pursuant to Section 14(b) hereof, (b) the Lien in favor of Lessee arising as a result of its rights under this Agreement, (c) any Lien in favor of a sublessee arising as a result of its rights under any Permitted Sublease,
(d) any Lessor Lien, (e) any Lien for Taxes or Other Impositions either not yet delinquent or which are the subject of a Permitted Contest, (f) any Lien respecting a judgment, to the extent such judgment is appealable and is the subject of a Permitted Contest and (g) any materialmen's, mechanics', workmen's, repairmen's or employees' lien or any other like Lien arising in the ordinary course of business, which is not delinquent or is the subject of a Permitted Contest. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep each item of Equipment free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Lessor, any such Lien not excepted above if the same shall arise at any time. To the extent this Agreement is hereafter deemed to be a lease intended as security and not as a true lease, Lessee will maintain each Lien on the Equipment granted hereunder in favor of Lessor as a first priority, perfected security interest. Lessee will notify Lessor and any

Assignee in writing promptly upon becoming aware of any Taxes or Other Impositions or other Lien (other than any Lien excepted above) that shall attach to any item of Equipment and of the full particulars thereof.

      SECTION 16.  Loss, Damage or Destruction.

            (a) Risk of Loss, Damage or Destruction. Lessee hereby assumes all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to the Equipment, however caused or occasioned (except for the gross negligence or wilful misconduct of Lessor or any of its agents or employees), such risk to be borne by Lessee with respect to the Equipment from the Acceptance Date therefor, and continuing until the Equipment has been delivered in accordance with the provisions of Section 6 hereof or has been purchased by Lessee or a third party in accordance with the provisions of Section 5(c) or Section 29 hereof.

            (b) Event of Loss with Respect to Equipment. (i) Upon the occurrence of an Event of Loss with respect to any item of Equipment during the Term, Lessee shall forthwith (and in any event within sixty (60) days after such occurrence) give Lessor written notice of such Event of Loss and of its election to perform one of the following options (it being agreed that if Lessee shall not have given Lessor notice of such election within such sixty
(60) days after such occurrence, Lessee shall be deemed to have elected to perform the option set forth in the following clause (B)), provided that Lessee shall not have the right to select the option set forth in the following clause (A) and if Event of Default shall have occurred and be continuing and in such circumstance shall be deemed to have selected the option set forth in the following clause (B):

            (A)   As promptly as practicable, and in any event within ninety
      (90) days of the occurrence of such Event of Loss, Lessee shall convey or cause to be conveyed to Lessor pursuant to Section 16(b)(ii), and to be leased by Lessee hereunder in replacement for such item of Equipment, a replacement item (the "Replacement Item"), such Replacement Item to be free and clear of all Liens (other than Permitted Liens) and to have a value and utility at least equal to, and be in as good operating condition as, the item of Equipment with respect to which such Event of Loss occurred, assuming such item of Equipment was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss; provided that, if Lessee shall not perform its obligation to effect such replacement under this clause (A) during the period of time provided herein, then Lessee shall promptly give notice to Lessor, and shall be deemed (whether or not Lessee shall have so given such notice) to have elected to perform the option set forth in clause (B) below by the date and pursuant to the terms specified in said clause. (Notwithstanding such Event of Loss, Lessee's obligation to pay Basic Payments shall continue.)

            (B) On the Casualty Loss Value Date next following the earlier of ninety (90) days after the occurrence of such Event of Loss and the date of receipt of insurance proceeds in respect of such occurrence, Lessee shall pay Lessor the sum of (i) the Casualty Loss Value (computed as of the Casualty Loss Value Date next following the date of such Event of Loss) for all the Equipment then subject to the Event of Loss, plus
      (ii) all accrued and unpaid Basic Payments (and/or any pro rata portion thereof) owing for all Basic Payment Periods (and/or any pro rata portion thereof) prior to such Casualty Loss Value Date, plus (iii) all Supplemental Payments then accrued and unpaid or due and owing. Upon payment in full of amounts specified in clauses (i) through (iii) of the preceding sentence, (A) the obligation of Lessee to pay Basic Payments hereunder, with respect to such item of Equipment for all Basic Payment Periods commencing after the occurrence of such Event of Loss shall terminate, (B) the Term shall end with respect to such item of Equipment, and (C) Lessor shall transfer to Lessee, or Lessee's designee, its title to such item of Equipment consistent with the settlement terms of Section 29(c) hereof.

               (ii) Conveyance of Replacement Equipment. Prior to or at the time of any conveyance of a Replacement Item, Lessee, at its own expense, will furnish, or cause to be furnished, to the Lessor the following documents (in form and substance reasonably satisfactory to Lessor) which shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect on the date of such conveyance:

                  (A) with respect to any such Replacement Item, a full warranty bill of sale and Uniform Commercial Code financing statements;

                  (B) a supplement to this Agreement, and if a Permitted Sublease is in force and effect to such Permitted Sublease, in each case covering such Replacement Item, duly executed by Lessee and the sublessee under the Permitted Sublease, if any;

                  (C) certificates of insurance, with respect to such Replacement Item evidencing compliance with Sections 17(a) and 17(b)(i-vii) hereof, executed by the insurer or its duly authorized agent;

                  (D)   (intentionally omitted); and

                  (E) such other documents and evidence with respect to Lessee as Lessor or its counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 16(b), the taking of all corporate proceedings in connection with and compliance with the conditions set forth in this Section 16(b), in each case in form and substance satisfactory to Lessor.

       Upon full compliance by Lessee with the terms of this Section 16(b), Lessor shall convey to Lessee, at Lessee's cost and expense, all of Lessor's right, title and interest, as-is, where-is, without recourse or warranty, express or implied (except as to the absence of Lessor Liens), in and to such replaced item of Equipment, with respect to which Event of Loss occurred. No Event of Loss with respect to an item of Equipment under the circumstances contemplated by the terms of this Section 16(b) shall result in any reduction in Basic Payments or Lessee's obligation to pay Basic Payments hereunder.

      Lessee further agrees to take such further action as Lessor may reasonably request with respect to such Replacement Item to perfect the interest of Lessor in such Replacement Item.

            (c) Application of Other Payments Upon Event of Loss. Any payments for damages to the Equipment (including, without limitation, insurance proceeds) received at any time by Lessor or by Lessee from any insurer, governmental authority or other party as a result of the occurrence of an Event of Loss will be applied as follows: (i) any such payments received at any time by Lessee shall be promptly paid to Lessor for application pursuant to the following provisions of this Section 16(c); (ii) so much of such payments as shall not exceed the amounts required to be paid by Lessee pursuant to Section 16(b) hereof shall be applied in reduction of Lessee's obligation to pay such amount, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such amount, unless an Event of Default shall have occurred and be continuing; and
(iii) the balance, if any, of such payments remaining thereafter shall be paid to or retained by Lessee, unless an Event of Default shall have occurred and be continuing.

            (d) Application of Payments Not Relating to an Event of Loss. Any payments (including, without limitation, insurance proceeds) received at any time by Lessor or Lessee from any insurer, governmental authority or other party with respect to any condemnation, confiscation, theft or seizure of, or requisition of title to or use of, or loss or damage to, any item of the Equipment not constituting an Event of Loss, will be applied (if no Event of Default shall have occurred and be continuing) directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 11 and 12 hereof, if not already paid by Lessee, or if already paid by Lessee and if no Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with said Sections 11 and 12 with respect to such loss or damage shall be paid to or retained by Lessor.

      SECTION 17.  Insurance.

            (a)   Coverage.  Lessee shall:

                (i) maintain or cause to be maintained property damage insurance for the Equipment in an amount not less than the greater of the then applicable replacement value or Casualty Loss Value of the Equipment for all property damage and loss including, without limitation, loss, vandalism, malicious mischief, damage from fire, and normal extended coverage perils customarily included in policies available with respect to property comparable to the Equipment;

               (ii) maintain or cause to be maintained comprehensive general public liability, including blanket contractual, personal injury, property damage and loss of use of property of others, insurance applicable to the Equipment in such amounts usually carried by Lessee but in any event with a combined single limit of not less than $10,000,000 or such other amount as is mutually agreed to by Lessee and Lessor, as such agreement shall be reflected in the Lease Supplement applicable to certain Equipment; and

              (iii) maintain or cause to be maintained such other insurance with respect to the Equipment in such amounts and against such insurable hazards as is usually carried by Lessee, but any loss of the type customarily covered by the policies described in Sections 17(a)(i) and (ii) whether actually covered in whole or in part by such policies, shall be the responsibility of Lessee and the absence of such coverage shall not relieve Lessee from any of its obligations under any of the documents or agreements related to the Overall Transaction.

      All insurance policies carried in accordance with this Section 17(a) (excepting any self-insurance permitted under this Agreement) shall be maintained with insurers of recognized responsibility and standing in the industry.

      Any insurance policies carried in accordance with this Section 17 shall be subject only to (A) exclusions of the sort existing in the insurance policies in effect on the Acceptance Date and (B) deductible amounts and/or retentions not in excess of $1,000,000 per occurrence with respect to comprehensive general public liability insurance.

      Notwithstanding anything to the contrary in this Section 17, (i) Lessee shall at all times maintain insurance with respect to the Equipment in accordance with its standard corporate minimum practice with respect to other similar equipment and (ii) any loss of the type customarily covered by the policies described in Sections 17(a), whether actually covered in whole or in part by such policies, shall be the responsibility of Lessee and the absence of such coverage shall not relieve Lessee from any of its obligations under any of the documents or agreements related to the Overall Transaction.

            (b) Policy. Any insurance policy maintained by Lessee pursuant to Section 17(a) hereof (excepting any self-insurance permitted under this Agreement) shall:

                (i) specify Lessor, as its interest may appear, as a loss payee with respect to property damage insurance and as an additional insured with respect to liability insurance;

               (ii) include effective waivers by the insurer of all claims for insurance premiums or commissions or (if such policies provide for the payment thereof) additional premiums or assessments against Lessor;

              (iii) provide that in respect of the interests of Lessor such policies shall not be invalidated by any action or inaction of Lessee, any sublessee, or their respective agents, employees, officers, directors, stockholders, successors, assigns and servants shall insure the rights and interests of Lessor regardless of, and any claims for losses shall be payable notwithstanding:

                  (A) any act of negligence by Lessee, any sublessee, or their respective agents, employees, officers, directors, stockholders, successors, assigns and servants including, without limitation, any breach of any condition or warranty in any policy of insurance by Lessee or any other Person;

                  (B) the use of the Equipment by Lessee, any sublessee, or their respective agents, employees, officers, directors, stockholders, successors, assigns and servants for purposes more hazardous than permitted by the terms of the policy;

                  (C) any foreclosure or other proceeding or notice of sale relating to the Equipment; or

                  (D) any change in the title to or ownership of the Equipment;

               (iv) provide that such insurance shall be primary insurance and that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage effected by or on behalf of Lessor under any other insurance policies covering a loss that is also covered under the insurance policies maintained by Lessee pursuant to this Section 17 and shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of the Lessee), shall operate in the same manner as if there were a separate policy covering each insured;

                (v) provide that any material adverse change therein shall not be effective as to Lessor until at least thirty (30) days after receipt by Lessor of written notice thereof and provide that any cancellation thereof shall not be effective as to Lessor until receipt by Lessor of written notice of cancellation at thirty (30) days before the effective date of cancellation;

               (vi) waive any right of subrogation of the insurers against Lessor and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Lessor;

              (vii) provide that the whole or any part of the right, title and interest of Lessor or Lessee therein may be assigned; and

             (viii) subject to Section 17(a) hereof, be reasonably satisfactory to Lessor in all other material respects.

            (c) Evidence of Insurance. Lessee shall deliver to Lessor by the Acceptance Date for each item of the Equipment certificates of insurance evidencing the provisions described in Sections 17(a) and 17(b)(i-vii) hereof executed by the insurer or its duly authorized agent.

            (d) Annual Insurance Certificate. By the annual anniversary of the Acceptance Date for each item of the Equipment of each year commencing with September 30, 1995, and within thirty (30) days after any material adverse change (including, without limitation, any material increase in deductible and/or retention amounts) in the information set forth in the certificates provided pursuant to Section 17(c) hereof, Lessee shall deliver to Lessor a certificate of insurance with respect to the same items as described in Section 17(c).

      SECTION 18A.      General Tax Indemnity.

            (a) Indemnity Obligation. Lessee hereby assumes liability for, and does hereby agree, to indemnify, protect, save, defend, exonerate, pay and hold harmless Lessor, each Assignee and each of their respective officers, directors, stockholders, successors, assigns, agents and servants (each such party may be referred to herein as an "Indemnified Party") on an after-tax basis (at the then highest marginal federal and applicable state, local and foreign income tax rates) from, any and all federal, state, local and foreign taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature whatsoever, together with any penalties, fines or interest therein (herein called "Taxes or Other Impositions") howsoever imposed, whether levied or imposed upon or asserted against an Indemnified Party, Lessee or the Equipment by any federal, state or local government or taxing authority in the United States, or by any taxing authority or governmental subdivision of a foreign country, upon or with respect to (a) the Equipment,
(b) the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, re-leasing, wet leasing, subleasing, possession, use, operation, maintenance, storage, registration or re-registration, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including, without limitation, sale to Lessee by an Indemnified Party pursuant to the terms hereof) or other applications or dispositions thereof, (c) the payments, receipts or earnings arising from the Equipment, (d) any Permitted Contest or (e) this Agreement, any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment or any payments payable by Lessee or to an Indemnified Party hereunder or pursuant to any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment; provided, however, that the foregoing indemnity shall not apply to any taxes imposed solely as the result of the gross negligence or willful misconduct of an Indemnified Party, or to the extent based upon or measured by an Indemnified Party's net income and which are imposed or levied by any federal, state or local taxing authority in the United States (other than net income taxes attributable to Lessor's receipt or accrual of an indemnity payable hereunder).

            (b) Contests. Each Indemnified Party shall furnish Lessee with copies of any requests for information received by such Indemnified Party from any taxing authority relating to any Taxes or Other Impositions with respect to which Lessee is required to indemnify hereunder, and if a claim is made against such Indemnified Party for any such Taxes or Other Impositions with respect to which Lessee is liable for a payment or indemnity hereunder, such Indemnified Party shall give Lessee notice in writing within 30 days of receipt of such claim (but failure of an Indemnified Party to so notify Lessee shall not relieve Lessee of its obligations hereunder except to the extent that such failure shall have materially prejudiced the ability to contest such claim). Lessee may, at its sole cost and expense, either in its own name or, if permitted by law, in the name of such Indemnified Party, contest the validity, applicability or amount of any such Taxes or Other Impositions by means of a Permitted Contest; provided, however, such Indemnified Party shall in all cases control all such contests, but (except as provided further below in this Section 18A(b)) termination of any Permitted Contest shall require the consent of Lessee, which shall not be unreasonably withheld or delayed. If Lessee shall have duly complied with all the terms of this Section 18A(b), and Lessee shall reasonably withhold in writing its consent to all or part of such assessment or settlement based upon its evaluation of the merits, Lessor still may terminate or settle the contest, but Lessee shall not be obligated to indemnify Lessor for the portion of such assessment or settlement to which Lessee has reasonably withheld its consent. Lessee shall pay, and save such Indemnified Party harmless on an after tax basis against, any and all losses, judgments, decrees and costs (including, without limitation, all reasonable attorneys' fees and expenses) in connection with any Permitted Contest and shall promptly after the final settlement, compromise or determination (including, without limitation, any appeals) of such Permitted Contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts, the performance of which shall be ordered or decreed as a result thereof.

            (c) Refunds. If an Indemnified Party shall obtain a refund of any amount paid by Lessee pursuant to this Section 18A, such Indemnified Party shall pay to Lessee within 30 days the amount of such refund, together with the amount of any interest actually received by such Indemnified Party on account of such refund; provided, however, that the aggregate amount of all payments pursuant to this sentence by such Indemnified Party with respect to any Tax or Other Imposition shall not exceed the aggregate amount of all payments made by Lessee pursuant to this Section 18A with respect to such Tax or Other Imposition, and, provided further, that such Indemnified Party shall have no obligation to pay such refund to Lessee as long as a Default or an Event of Default has occurred and is continuing.

            (d) Reports, Returns and Payments. Lessee will promptly notify the appropriate Indemnified Party of all reports or returns required to be made with respect to any Taxes or Other Impositions with respect to which Lessee is required to indemnify hereunder, and will promptly provide such Indemnified Party with all information necessary for the making and timely filing of such reports or returns by such Indemnified Party. If an Indemnified Party requests that any such reports or returns be prepared and filed by Lessee, Lessee will prepare and file the same if permitted by applicable law to file the same, and if not so permitted, Lessee shall prepare such reports or returns for signature by such Indemnified Party, and shall forward the same, together with immediately available funds for payment of any Taxes or Other Impositions due, to such Indemnified Party, at least 10 days in advance of the date such payment is to be made. Upon written request, Lessee shall furnish an Indemnified Party with copies of all paid receipts or other appropriate evidence of payment for all Taxes or Other Impositions paid by Lessee pursuant to this Section 18A.

            (e) Survival. The provisions of this Section 18A and all of the indemnities and obligations of Lessee contained in this Section 18A shall apply to the Equipment and each component thereof and shall apply from the date of execution of this Agreement and shall continue in full force and effect notwithstanding the expiration or earlier termination of this Agreement or any other documents, instruments, agreements or contracts entered into in relation hereto or otherwise in relation to the Equipment or any component of the Equipment and are expressly made for the benefit of, and shall be enforceable by, each Indemnified Party.

      SECTION 18B.      Special Tax Indemnity.

            (a) Assumptions. Lessor and Lessee have made the following assumptions regarding the characterization of this Agreement for federal income tax purposes (the "Tax Assumptions"): (i) Lessor will be treated as the purchaser, owner, and lessor of the Equipment; (ii) the Equipment will be treated as placed in service on the date or dates as indicated in the applicable Lease Supplements, and Lessor's basis in the Equipment under
Section 1012 of the Code will be equal to the total actual cost to Lessor of the Equipment; (iii) for federal tax purposes, Lessor will be entitled to claim depreciation deductions with respect to one hundred percent (100%) of the total actual cost of the Equipment computed (A) by using the applicable recovery period for the Equipment within the meaning of Section 168(c)(1) of the Code (the "Applicable Recovery Period") as set forth in the applicable Lease Supplements; (B) by using the two hundred percent (200%) declining balance method, switching to a straight line method for the first taxable year of Lessor for which such method yields a larger allowance, (C) assuming salvage value is zero, and (D) using the half-year convention under Section 168(d)(4)(A) of the Code (the "Depreciation Deductions"); (iv) the only amounts that Lessor will be required to include in gross income with respect to this Agreement will be (A) rents of all types as paid under this Agreement,
(B) payments as a consequence of a sale or other disposition of the Equipment, and (C) any indemnity pursuant to this Section 18B ("Anticipated Lease Income"); (v) Lessor will be able to amortize over the Term all of its Transaction Costs which are not currently deductible (the "Transaction Expense Deductions"); (vi) all items of income and expense will be treated as derived from or allocable to sources within the United States; (vii) Lessor's taxable year is the calendar year, and all items of income and expense will be treated on an accrual basis; (viii) Lessor will have at all relevant times sufficient federal and applicable state and local taxable income against which to apply the Depreciation Deductions, Transaction Expense Deductions, and any other deductible tax benefits relating to the ownership of the Equipment or to the transactions contemplated by this Agreement; (ix) Lessor's federal corporate income tax rate will be thirty-five percent (35%), and its combined federal and state income tax rate will be 40.04% during each year of this Agreement (the "Combined Tax Rate"); and (x) no portion of the Depreciation Deductions will be recaptured under Section 1245 of the Code or otherwise disallowed during the Term.

            (b) Representations, Warranties and Covenants. Lessee hereby represents, warrants and covenants to Lessor as follows: (i) at no time during the Term will the Equipment be used "predominantly outside the United States" within the meaning of Sections 168(g)(1)(A) and 168(g)(4) of the Code;
(ii) assuming Lessor is treated as the owner of the Equipment for federal income tax purposes, the Tax Assumptions set forth in Section 18B(a)(ii)-(vi) are correct; (iii) under current law, neither the Equipment nor any component thereof constitutes "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647; (iv) Lessee (including any Affiliate of Lessee) will not claim any depreciation or cost recovery deductions with respect to the Equipment, will not use the Equipment in any manner that will cause the Equipment to cease to qualify for use of the Applicable Recovery Period as set forth in the applicable Lease Supplements, and has not taken and will not take any other action in connection with filing its or their federal income tax returns that would cause any of the Tax Assumptions to be incorrect; (v) as of each delivery date with respect to the Equipment, such Equipment will not require any improvement, modification or addition in order to be rendered complete for its intended use by Lessee; (vi) all written information supplied, caused to be supplied, or to be supplied to any appraiser by or on behalf of Lessee or any Affiliate of Lessee with respect to the Equipment was or will be, as the case may be, true and accurate when supplied; (vii) at no time during the Term will the Equipment constitute "tax-exempt use property" within the meaning of Section 168(h) of the Code; (viii) at the end of the Basic Term, the Equipment will have a remaining economic useful life of at least 20% of the total economic useful life as measured from the Closing Date; (ix) at the end of the Basic Term, the Equipment will have a residual value of at least 20% of the total actual cost of the Equipment without including in such residual value any increase or decrease for inflation or deflation during the Basic Term and after subtracting from such residual value the cost, if any, to Lessor for removal and delivery of possession of the property to Lessor at the end of the Basic Term; and (x) based on all facts known by Lessee as of the Acceptance Date with respect to each applicable Lease Supplement, it is reasonable to expect that, as of the

Early Buyout Option Date as set forth in such Lease Supplement, the fair market value of the Equipment will be less than or equal to the Early Buyout Option Price as set forth in such Lease Supplement.

            (c) Indemnity Payment Conditions. If, by reason of any act or omission of Lessee or by any other Person in possession of the Equipment or by reason of the inaccuracy or breach by Lessee of any of the representations, warranties and covenants contained in this Section 18B, the Depreciation Deductions or Transaction Expense Deductions are lost, disallowed, eliminated, reduced, recaptured, compromised, delayed or otherwise made unavailable to Lessor (a "Loss") or Lessor incurs a tax detriment because it is required to include amounts in income other than Anticipated Lease Income (an "Inclusion"), Lessee shall, upon notice by Lessor, promptly pay to Lessor on demand in immediately available funds, as an indemnity an amount which, after deduction of the amount of all taxes required to be paid by Lessor in respect of the receipt or accrual of such amount under the laws of any federal, state, local or foreign government or other taxing authority and any applicable foreign withholding taxes, shall be equal to the sum of (x) the increase in federal, state, local and foreign income tax liability for the respective taxable year attributable to such Loss or Inclusion plus (y) the amounts of interest, penalties or additions to tax (including, without limitation, any additions to tax because of underpayment of estimated tax), which are assessed against Lessor for such taxable year by the Internal Revenue Service ("IRS") or any relevant state, local or foreign taxing authority and which are attributable to such Loss or Inclusion. In calculating any amount payable to Lessor pursuant to this Section 18B(c), such amount shall be determined by applying the Tax Assumptions, and it shall be assumed that all income of Lessor is subject to tax at the Combined Tax Rate and that all deductions may be utilized at the Combined Tax Rate; provided, however, that (i) the amount of any taxes payable as the result of income giving rise to an Inclusion and
(ii) the amount of taxes payable as the result of payments to Lessor pursuant to this Section 18B(c) (i.e. the amount of any applicable "gross-up"), shall be determined based upon the then highest marginal federal, state, local and foreign income tax rates applicable to Lessor for the relevant taxable year with respect to such payments.

            (d) Right to Contest. Lessor shall notify Lessee in writing of any actual or proposed claim, adjustment, or other action of any tax authority received by Lessor in writing with respect to which Lessee may be required to provide indemnification under this Section 18B ("Proposed Adjustment") (but failure of Lessor to so notify Lessee shall not relieve Lessee of its obligations hereunder except to the extent that such failure shall have materially prejudiced the ability to contest the Proposed Adjustment). If Lessee shall request in writing within thirty (30) days after Lessor's notice described above that the Proposed Adjustment be contested, Lessor shall contest the Proposed Adjustment; provided, however, that: (i) prior to taking such action, Lessee shall have furnished Lessor with an opinion of independent tax counsel or an internationally recognized accounting firm chosen by Lessee and reasonably acceptable to Lessor, to the effect that Lessor has a reasonable basis for contesting the claim; (ii) prior to taking such action, Lessee shall have (A) acknowledged its obligation to indemnify Lessor hereunder in the event Lessor does not prevail in such contest and (B) agreed to reimburse Lessor, promptly on demand, all reasonable costs and expenses that Lessor may incur in connection with contesting such claim, including without limitation reasonable attorneys' and accountants' fees and expenses;
(iii) Lessor shall not be obligated to contest any proposed amount that is less than $30,000.00; and (iv) Lessor shall in all events control the contest, but (except as provided below in this Section 18B(d)) termination of any contest shall require the consent of Lessee which shall not be unreasonably withheld or delayed. Lessee shall not have any right to inspect the books and records of Lessor, but shall have reasonable opportunity to review and comment on portions of documentation, protests, memoranda or briefs relating exclusively to a Proposed Adjustment. In the event Lessor shall pay the tax claimed and then seek a refund, Lessor may require Lessee to advance funds sufficient to pay the tax that would be indemnified by Lessee hereunder if the claim were resolved adversely to Lessor, in which case, to the extent the refund claim is successful, such funds received from the taxing authority and attributable thereto, to the extent not required to be applied to an indemnity payable hereunder, shall be refunded to Lessee with any interest received by Lessor with such refund. Notwithstanding anything to the contrary in this
Section 18B, Lessor may at any time decline to take any further action with respect to a Proposed Adjustment or may settle any contest without the consent of Lessee; provided, however, that if Lessee shall have duly complied with all the terms of this Section 18B(d), and Lessee shall reasonably withhold in writing its consent to all or part of such assessment or settlement based upon its evaluation of the merits, Lessee shall not be obligated to indemnify Lessor for the portion of such assessment or settlement to which Lessee has reasonably withheld its consent.

            (e) Survival of Indemnities. All of the indemnities contained in this Section 18B shall apply to the Equipment and each component thereof and shall continue in full force and effect, notwithstanding the expiration or other termination of the Term and are expressly made for the benefit of, and shall be enforceable by, Lessor and each Assignee.

      SECTION 19. General Indemnity. Lessee hereby assumes liability for, and does hereby agree, whether or not any of the transactions contemplated hereby are consummated, to indemnify, protect, save, defend, exonerate, pay and hold harmless each Indemnified Party on a net after-tax basis (at the then highest marginal federal and applicable state, local and foreign income tax rates) from and against any and all obligations, fees, liabilities, losses, interest, damages, punitive damages, penalties, fines, claims, demands, actions, suits, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses (including, without limitation, such legal fees and expenses incurred in connection with the enforcement of this Agreement or any other Transaction Document), of every kind and nature whatsoever imposed on, incurred by, or asserted against any Indemnified Party, in any way relating to or arising out of (a) the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, re-leasing, wet leasing, subleasing, possession, use, operation, maintenance, storage, registration or re-registration, titling or re-titling, licensing or re-licensing, documentation, removal, return, sale (including, without limitation, sale by an Indemnified Party to Lessee pursuant to the terms hereof) or other applications or dispositions thereof, including, without limitation, any of such as may arise from (i) loss or damage to any property or death or injury to any Person, (ii) patent or latent defects in the Equipment (whether or not discoverable by Lessee or any Indemnified Party),
(iii) any claims based on strict liability in tort or otherwise, (iv) any claims based on patent, trademark or copyright infringement, and (v) any claims based on liability arising under the applicable environmental or noise or pollution control law or regulation of the United States, (b) any failure on the part of Lessee to perform or comply with any of the terms of this Agreement or any document, instrument, agreement or contract entered into in relation hereto or otherwise in relation to the Equipment but excluding any claim based upon any failure on the part of an Indemnified Party to comply with its obligations under this Agreement or any document, instrument, agreement or contract entered into by such Indemnified Party in relation hereto or otherwise in relation to the Equipment or (c) any claims, encumbrances, security interests, liens or legal processes regarding such Indemnified Party's title to or interest in the Equipment, except for Lessor Liens. Lessee shall not be required to indemnify any Indemnified Party for any claims (t) resulting from acts which would constitute the willful misconduct or gross negligence of such Indemnified Party, (u) arising out of acts or events occurring after the termination of this Agreement and redelivery of the Equipment (to the extent relating to such redelivered Equipment), (v) arising out of any Lessor Lien, (w) arising out of the transfer by Lessor of all or any portion of its rights in the Equipment or the Transaction Documents (except with the consent of Lessee or in connection with Lessor's exercise of remedies hereunder), (x) or expenses which an Indemnified Party is required to bear or pay under the express provisions of any of the

Transaction Documents, (y) constituting Taxes or Other Impositions or (z) resulting from the breach by such Indemnified Party's covenants, representations or warranties contained in any Transaction Documents. Lessee shall give each Indemnified Party prompt notice of any occurrence, event or condition known to Lessee as a consequence of which any Indemnified Party is or is reasonably likely to be entitled to indemnification hereunder. If an Indemnified Party shall receive notice of any claim or asserted liability which, in such Indemnified Party's good faith judgment, may result in an obligation by Lessee to indemnify hereunder, such Indemnified Party shall promptly give notice thereof to Lessee but Lessee's indemnity obligations hereunder shall not be modified in any manner unless such Indemnified Party's failure to give such notice materially and adversely affects Lessee's ability to raise a defense to such claim or asserted liability. The indemnification provided in this Section 19 shall not be impaired in any manner by the existence of any industrial or worker's compensation laws. Lessee shall promptly upon request of any such Indemnified Party (but in any event within 45 days of such request) reimburse such Indemnified Party for amounts expended by it in connection with any of the foregoing or pay such amounts directly. Lessee shall be subrogated to an Indemnified Party's rights in any matter with respect to which Lessee has actually reimbursed such Indemnified Party for amounts expended by it or has actually paid such amounts directly pursuant to this Section 19. In case any action, suit or proceeding is brought against any Indemnified Party in connection with any claim indemnified against hereunder, such Indemnified Party will, after receipt of notice of the commencement of such action, suit or proceeding, promptly notify Lessee thereof, enclosing a copy of all papers served upon such Indemnified Party (but failure of an Indemnified Party to so notify Lessee shall not relieve Lessee of its obligations hereunder except to the extent that such failure shall have materially prejudiced the ability to contest such claim). Lessee may, and upon such Indemnified Party's request will, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by Lessee and reasonably satisfactory to such Indemnified Party and in the event of any failure by Lessee to do so, Lessee shall pay all costs and expenses (including, without limitation, reasonable attorney's fees and expenses) reasonably incurred by such Indemnified Party in connection with such action, suit or proceeding. The Indemnified Party shall supply Lessee with such information requested by Lessee as in the reasonable opinion of Lessee's counsel is necessary or advisable for Lessee to control any such action, suit or proceeding; provided, however, such Indemnified Party shall have no obligation to provide Lessee with its confidential information unless Lessee shall execute a confidentiality agreement, in form and substance reasonably satisfactory to such Indemnified Party. The provisions of this Section 19, and all of the indemnities and the obligations of Lessee under this Section 19, shall apply to the Equipment and each component thereof and shall apply from the date of the execution of this Agreement and shall survive the expiration or earlier termination of this Agreement and all documents, instruments, agreements and contracts entered into in relation hereto or otherwise in relation to the Equipment or any component of the Equipment and are expressly made for the benefit of, and shall be enforceable by, each Indemnified Party.

      SECTION 20. NO WARRANTIES. LESSOR LEASES THE EQUIPMENT TO LESSEE ON AN AS-IS, WHERE-IS BASIS AND EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT LESSOR EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE EQUIPMENT, THE DESIGN OR CONDITION OF EQUIPMENT, ITS MERCHANTABILITY, DURABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR ORDERS RELATING THERETO, OR ANY OTHER MATTER CONCERNING, ANY ITEM OF THE EQUIPMENT OR THE FINANCING THEREOF (WHICH DISCLAIMER LESSEE HEREBY ACKNOWLEDGES). LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY ANY ITEM OF THE EQUIPMENT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR SHALL NOT BE LIABLE

OR RESPONSIBLE FOR ANY DEFECTS, EITHER PATENT OR LATENT (WHETHER OR NOT DISCOVERABLE BY LESSEE), IN ANY ITEM OF THE EQUIPMENT, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM, OR FOR LESSEE'S LOSS OF USE OF ANY ITEM OF THE EQUIPMENT OR FOR ANY INTERRUPTION IN LESSEE'S BUSINESS CAUSED BY LESSEE'S INABILITY TO USE ANY ITEM OF THE EQUIPMENT FOR ANY REASON WHATSOEVER. Lessor hereby assigns to Lessee whatever claims and rights Lessor may have (to the extent Lessor may validly assign such claims and rights) under all manufacturer's and supplier's warranties with respect to the Equipment, provided, that all such assignments shall be of no further force or effect, and all proceeds of such claims and rights shall be paid over to or retained by Lessor if an Event of Default shall have occurred and be continuing or upon the return of the Equipment to Lessor. So long and only so long as all of the Equipment described in a particular Lease Supplement shall be subject to this Agreement and Lessee shall be entitled to possession of the Equipment hereunder, Lessor authorizes Lessee, at Lessee's sole expense, to assert for Lessor's account, all rights and powers of Lessor under any manufacturer's, vendor's or dealer's warranty on any item of Equipment; provided, however, that Lessee shall indemnify, protect, save, defend and hold harmless Lessor from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection therewith, as a result of, or incident to, any action by Lessee pursuant to this sentence.

      SECTION 21.  Lessee's Representations, Warranties and Covenants.

Lessee hereby represents, warrants and covenants to Lessor that:

            (a) Due Organization and Existence. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and is qualified to do business in each jurisdiction in which such qualification is necessary except where the failure to so qualify would not have a material adverse effect on the ability of Lessee to perform its obligations under the Transactions Documents;

            (b) Power and Authority. Lessee has the corporate power and authority to execute and perform this Agreement and the other Transaction Documents in effect as of the date hereof to which Lessee is a party and to lease the Equipment hereunder, and has duly authorized the execution, delivery and performance of this Agreement and the other Transaction Documents in effect as of the date hereof to which Lessee is a party;

            (c) Due Authorization. The leasing of the Equipment from Lessor by Lessee, the execution and delivery by Lessee of this Agreement and each Transaction Document in effect as of the date hereof to which it is a party, and the compliance by Lessee with the terms hereof and thereof, and the payment and performance by Lessee of all of its obligations hereunder and thereunder (i) have been duly and legally authorized by appropriate corporate action taken by Lessee, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessee's certificate of incorporation, by-laws or of any provisions of any agreements relating to shares of the capital stock of Lessee, and (iii) will not violate or constitute a breach of any provisions of law applicable to Lessee, any order, writ, injunction, decree, determination or award of any court or other agency of government applicable to Lessee, or any indenture, agreement or other instrument to which Lessee is a party, or by or under which Lessee or any of Lessee's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time) a default under any such indenture, agreement or any instrument, or result in the creation or imposition of any Lien upon any of Lessee's property or assets, except where there will be no material adverse effect on the ability of Lessee to perform its obligations under the Transaction Documents;

            (d) Enforceability. This Agreement, each Lease Supplement, and every other Transaction Document in effect as of the date hereof have been (or in the case of future Lease Supplements, will be) executed by the duly authorized officer or officers of Lessee and delivered to Lessor and constitute (or in the case of future Lease Supplements, will constitute) the legal, valid and binding obligation of Lessee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as enforceability may be limited by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

            (e) No Consents. Except as set forth in subsection (g) below, neither the execution and delivery by Lessee of this Agreement or any other Transaction Document in effect as of the date hereof nor the payment and performance by Lessee of all of its obligations hereunder and thereunder, nor the sale of the Equipment by any Seller to Lessor for the purpose of leasing the same to Lessee under this Agreement requires the consent or approval of, the giving of notice to, the registration, filing or recording with or the taking of any action that has not already been taken and completed in respect of, any federal, state, local or foreign government or governmental authority or agency;

            (f) No Liens. No mortgage, deed of trust, or other Lien (other than Permitted Liens) which now covers or affects, or which may hereafter cover or affect, any property, or interest therein of Lessee, now attaches or hereafter will attach to any item of Equipment, or in any manner materially affects or will materially affect adversely Lessor's rights and interests therein;

            (g)   (intentionally omitted);

            (h) Financial Statements. All balance sheets, statements of profit and loss and other financial data that have been delivered to Lessor with respect to C&A (and its Consolidated Subsidiaries, including without limitation Lessee) (i) are complete and correct in all material respects, (ii) accurately present the financial condition of C&A (and its Consolidated Subsidiaries, including without limitation Lessee) on the dates for which, and the results of their respective operations for the periods for which, the same have been furnished and (iii) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby; all balance sheets disclose all known material liabilities, direct and contingent, as of their respective dates to the extent required by generally accepted accounting principles, and there has been no change in the condition of C&A (and its Consolidated Subsidiaries, including without limitation Lessee), financial or otherwise, since the date of the most recent financial statements delivered to Lessor with respect to C&A (and its Consolidated Subsidiaries, including without limitation Lessee), other than changes which, either separately or in the aggregate, have not been materially adverse;

            (i) No Litigation. There is no material litigation or any other proceedings now pending or, to the knowledge of Lessee, threatened, against or affecting Lessee in any court or before any regulatory commission, board or other administrative governmental agency which would directly or indirectly adversely affect or impair the title and interest of Lessor in and to the Equipment, or which, in the reasonable opinion of Lessee's management, is likely to affect materially and adversely, the business, properties, operations or condition of Lessee (financial or otherwise), other than as disclosed in C&A's Form 10-K as of December 31, 1993 filed with the Securities and Exchange Commission or C&A's Form 10-Q as of July 30, 1994 filed with the Securities and Exchange Commission.

            (j) Income Tax Return. Lessee and has filed all United States income tax returns which are required to be filed, and has paid, or made provisions for the payment of, all taxes which have or may become due pursuant to said returns or pursuant to any assessment received by Lessee, except such taxes, if any, as are being contested by means of a Permitted Contest;

            (k)   (intentionally omitted);

            (l) Investment Company. Lessee is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended;

            (m) Taxes. All sales, use, documentation or similar taxes, fees or other charges due and payable prior to or as of the date of each Lease Supplement shall be paid prior to or as of the date of each Lease Supplement to the extent such are in connection with the sale to and purchase by Lessor of the Equipment or the leasing of the Equipment by Lessor to Lessee;

            (n) No Offer to Sell or Assign. Lessee has not offered any interest in this Agreement, the Payments, or the Equipment or any similar security for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than Lessor;

            (o) Invoices. In connection with each Lease Supplement, Lessee shall deliver or cause to be delivered to Lessor true, correct and complete copies of all purchase agreements, offering documents and invoices for the Equipment;

            (p) Adverse Contract. Lessee is not a party to, or bound by, any contract, agreement or instrument or subject to any corporate restriction that would conflict with this Agreement or any other Transaction Document in effect as of the date hereof;

            (q) Misrepresentation. Neither this Agreement nor any other Transaction Document in effect as of the date hereof contains any misrepresentation or untrue statement of material fact or omits to state any material fact necessary to make any of such Transaction Documents in effect as of the date hereof not misleading;

            (r)   (intentionally omitted);

            (s) Chief Executive Office. The chief executive office of Lessee is located at 701 McCullough Drive, Charlotte, North Carolina 28262 and has been located at such address for no less than the four (4) months prior to the date hereof;

            (t) Trade Names. Lessee has not, and does not, use any trade name or any other name in the conduct of its business except for its name set forth on the signature page hereof and those listed on Schedule 2 hereto; and

      SECTION 22. Events of Default. Any of the following events shall constitute an "Event of Default" (whether any such event shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) Payment. Lessee shall fail to make (i) any Basic Payments within five (5) Business Days after the same is due and payable or (ii) any Supplemental Payment within ten (10) days after receipt of written notice to Lessee that the same is due and payable; or

            (b) Certain Covenants. Lessee shall fail to observe or perform any of the covenants or agreements of Lessee set forth in Sections 8 or 17 hereof; or

            (c) Other Covenants. Lessee shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under this Agreement, or in any agreement or certificate furnished to Lessor in connection herewith, and such failure shall continue unremedied for thirty
(30) days after written notice to Lessee specifying such failure and demanding the same to be remedied; provided, however, that if Lessee shall have undertaken to cure any such failure and, notwithstanding the reasonable diligence of Lessee in attempting to cure such failure, such failure is not cured within said thirty (30) day period but is curable with future due diligence, there shall exist no Event of Default under this Section 22 for such further time, not to exceed sixty (60) days, as may reasonably be required to effect such cure, so long as Lessee is proceeding with due diligence to cure such failure; or

            (d) Default under Other Documents - Lessee. A C&A Credit Agreement Event of Default shall have occurred and no effective waiver shall have been obtained with respect thereto; provided, however, the foregoing shall not constitute an Event of Default hereunder until twelve (12) months have passed during which Lessee has diligently pursued such a waiver by appropriate means and no such waiver has been obtained in such period; or

            (e) Bankruptcy; Insolvency - Lessee. Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Lessee or for a substantial part of its property without its consent and shall not be dismissed for a period of sixty
(60) days; or any petition for the relief, reorganization or arrangement of Lessee or any other petition in bankruptcy or for the liquidation, insolvency or dissolution of Lessee shall be filed by or against Lessee and, if filed against Lessee shall be consented to or be pending and not dismissed for a period of sixty (60) days; or an order for relief under any bankruptcy or insolvency law shall be entered by any court or governmental authority of competent jurisdiction with respect to Lessee; or

            (f) Misrepresentation - Lessee. Any representation, warranty, statement or certification made by Lessee under this Agreement or in any other Transaction Document in effect as of the date hereof to which Lessee is a party (or in any document or certificate furnished to Lessor in connection herewith or pursuant hereto) shall prove to be untrue or incorrect when made in any material respect, or shall be breached in any material respect.

      SECTION 23. Remedies Upon Default. Upon the occurrence of any Event of Default, and at any time thereafter, Lessor may exercise one or more of the following remedies with respect to the Equipment or any part thereof as Lessor in its sole discretion shall elect:

            (a) Return of Equipment. Lessor may cause Lessee, upon the demand of Lessor and at Lessee's expense, to, and Lessee shall, promptly return the Equipment (or any item thereof) as Lessor may demand to Lessor at such location, in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 6 hereof as if the Equipment were being returned at the end of the Term; or Lessor, at its option, may enter upon the premises where the Equipment is located or believed to be located and take immediate possession of and remove the Equipment (or any items thereof) without the necessity for first instituting proceedings, or by summary proceedings or otherwise, and Lessee shall comply therewith, all without liability to Lessor for or by reason for such entry or taking possession, whether for the restoration of damage to property caused by such taking or otherwise;

            (b)   Sell, Use, Lease or Otherwise Employ Equipment.  Lessor may
(i) sell or otherwise dispose of the Equipment, at public or private sale and with or without notice to Lessee or advertisement, as Lessor may determine or
(ii) hold, use, operate, lease to others or keep idle all or any part of the Equipment as Lessor, in its sole discretion, may determine, in the case of (i) or (ii) of this Section 23(b) free and clear of any rights of Lessee except as hereinafter set forth in this Section 23 and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto except to the extent required by Section 23(d) hereof in the event Lessor elects to exercise its rights under said Section 23(d) in lieu of its rights under Section 23(b) hereof;

            (c) Excess of Casualty Loss Value over Fair Market Sales Value. Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Sections 23(a) or (b) hereof with respect to the Equipment, Lessor, by notice to Lessee specifying a payment date not earlier than the next Basic Payment Date, may cause Lessee to pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Payments for the Equipment due after the specified payment date), any Payments with respect to the Equipment due on or before or accrued as of such payment date plus an amount equal to the excess, if any, of (i) the Casualty Loss Value for all the Equipment, determined as of such payment date over (ii) the Fair Market Sales Value for all the Equipment, computed as of the payment date specified pursuant to this Section 23(c), together with interest, to the extent permitted by applicable law, at the Overdue Rate on such Payments and the amount of such excess, if any, from such payment date specified pursuant to this Section 23(c), to the date of actual payment of all such Payments and other amounts;

            (d) Excess of Casualty Loss Value over Sales Proceeds. In the event Lessor, pursuant to Section 23(b) hereof, shall have sold the Equipment, Lessor in lieu of exercising its rights under Section 23(c) hereof with respect to the Equipment, may, if it shall so elect, cause Lessee to pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Payments for the Equipment due after the date on which such sale occurs), any Payments with respect to the Equipment due on or before or accrued as of such date of sale, plus the amount of any deficiency of the net proceeds of such sale below the Casualty Loss Value of all the Equipment, determined as of the date of such sale, together with interest, to the extent permitted by applicable law, at the Overdue Rate on all such Payments and the amount of such deficiency from the date of such sale to the date of actual payment of all such Payments and other amounts; or

            (e) Rescission. Rescind this Agreement as to the Equipment or exercise any other right or remedy which may be available under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

      In addition, Lessee shall be liable for any and all Supplemental Payments due hereunder before or after any termination hereof, including all costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto including all costs and expenses incurred in connection with the return of the Equipment in accordance with the terms of Section 6 hereof or any appraisal of the Equipment. At any sale of the Equipment, Lessor may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 23 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be or be construed to be, a waiver of any future or subsequent Event of Default.

      SECTION 24. Lessor's Right to Perform for Lessee. If Lessee fails to make any Supplemental Payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may itself, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor reasonably incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in Section 25 hereof, shall, if not paid by Lessee to Lessor on demand, be deemed a Supplemental Payment hereunder; provided, however, that no such payment, performance or compliance by Lessor shall be deemed to cure any Event of Default hereunder.

      SECTION 25. Late Charges. Lessee shall pay to Lessor, upon demand, to the extent permitted by applicable law, interest on any Basic Payment not paid when due, and on any Supplemental Payment or other amount payable under this Agreement which is not paid when due, for any period for which any of the same is overdue (without regard to any grace period) at a rate equal to the Overdue Rate.

      SECTION 26. Further Assurances. Lessor and Lessee agree to cooperate in good faith and to execute and deliver such documents and further assurances consistent with and in clarification of the characterization and intent of the parties with respect to the Overall Transactions.

      SECTION 27. Transaction Costs, Fees and Expenses. Lessee shall pay all out-of-pocket costs, fees and expenses of Lessor and Lessee in connection with the negotiation, preparation, execution, delivery and enforcement of the Transaction Documents (and all amendments, modifications and supplements thereto in connection with each Acceptance Date after the date hereof) and all other such reasonable costs, fees and expenses of Lessor and Lessee in connection with the Overall Transaction including without limitation such costs, fees and expenses (a) of Moore & Van Allen in connection with the initial closing hereunder, in an amount as agreed pursuant to a side letter from Lessor and acknowledged by Lessee and (b) associated with any and all filings, searches and recordations necessary or appropriate in connection with the Transaction Documents or the Overall Transaction.

      SECTION 28. Notices. All notices provided for or required under the terms and provisions hereof shall be in writing, and any such notice shall be deemed given when personally delivered or when deposited with a nationally recognized overnight delivery service, with the cost therefor prepaid, or in the United States mails, with proper postage prepaid, for first class certified mail, return receipt requested, addressed (a) if to Lessor or Lessee, at their respective addresses as set forth herein or at such other address as either of them shall, from time to time, designate in writing to the other, and (b) if to any Assignee, to the address of such Assignee as such Assignee shall designate, from time to time, in writing to Lessor and Lessee.


      If to Lessor:     NationsBanc Leasing Corporation
                          of North Carolina
                        NationsBank Corporate Center
                        100 North Tryon Street, NC1007-12-01
                        Charlotte, North Carolina  28255-0001
                        Attention: Manager of Corporate Lease
                                     Administration
                        Telephone:  (704) 386-7783
                        Telecopy:   (704) 386-0892

      If to Lessee:     Collins & Aikman Products Co.
                        701 McCullough Drive
                        Charlotte, North Carolina  28262
                        Attention:  Mark O. Remissong
                        Telephone:  (704) 548-2145
                        Telecopy:   (704) 548-2330


      SECTION 29.  End of Term Purchase Options.

            (a) Election Procedure. If this Agreement shall not have been earlier terminated, Lessee, upon written notice to Lessor delivered not later than ninety (90) days prior to the end of the Term, shall elect either to deliver the Equipment to Lessor pursuant to the terms of Section 6 hereof or purchase the Equipment pursuant to the terms of Section 29(b) hereof. Lessee shall be deemed to have elected the option described in Section 29(b) hereof if Lessor has not received notice ninety (90) days prior to the end of the Term. Upon the making of one of the above-referenced elections, Lessee may not revoke such election.

            (b) Lessee's Purchase. On the Expiration Date, Lessee shall have the option to purchase all (but not less than all) of the Equipment for an amount equal to the Fair Market Sales Value as of such date. Lessee shall also pay to (i) Lessor all other Basic Payments then due and owing or accrued and (ii) to the appropriate parties, all other Supplemental Payments then due and owing or accrued. Lessee shall also pay all Sales Expenses in connection with its purchase of the Equipment. Lessor's sale of the Equipment shall be on an as-is, where-is basis, without recourse to or representation or warranty by Lessor except as to the absence of Lessor Liens. If Lessee has exercised its purchase option, but has not prior to the Expiration Date paid all amounts for which it is obligated under this Section 29(b), then Lessor shall delay the sale of the Equipment to Lessee until Lessee has paid all amounts for which it is obligated under Section 29(b); provided, however, Lessor may in its discretion elect not to sell the Equipment to Lessee in the event any dispute regarding outstanding amounts from Lessee is not resolved to Lessor's reasonable satisfaction within six months of the Expiration Date. During such period of delay, (x) Lessor and Lessee shall in good faith attempt to resolve any dispute between them as to outstanding amounts from Lessee and (y) Lessee shall continue to pay Lessor an amount after the Expiration Date equal to the pro rata portion of the Basic Payments until Lessee has paid or caused to be paid all such amounts; provided, however, this provision shall not be interpreted to grant Lessee a right to retain the Equipment after the Expiration Date.

            (c) Settlement Terms. In the event that Lessee purchases any Equipment from Lessor pursuant to Section 16(b)(i)(B) or Section 29(b) hereof, Lessor and Lessee hereby agree that the following provisions shall apply:

                (i) Representations and Warranties of Lessee. Lessee shall represent, warrant, covenant and agree with Lessor as of the date of any sale of such Equipment by Lessor to Lessee, except where specific reference is made to another date or dates, that:

                  (A) Lessee has the full right, power and authority to purchase such Equipment from Lessor as provided in this Agreement and to carry out Lessee's obligations under this Agreement (as such pertain to the sale of such Equipment), and all requisite action necessary to authorize Lessee to enter into the purchase of such Equipment and to carry out Lessee's obligations with respect thereto has been, or on or before the date of any sale of such Equipment to Lessee, will have been, taken;

                  (B)    Lessee acknowledges that:

                        (1) Lessee is purchasing such Equipment, and such Equipment shall be conveyed and transferred to the Lessee, "AS-IS, WHERE-IS, AND WITH ALL FAULTS AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY RECOURSE OR WARRANTIES, REPRESENTATIONS, COVENANTS OR GUARANTEES, EXPRESSED OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF LESSOR", provided, that Lessor shall represent that there are no Lessor Liens. Lessee acknowledges that it has not relied, and is not relying, on any information, document, sales brochures, or other literature, sketches, projection, pro forma, statement, representation, guarantee, or warranty (whether express or implied, or oral or written, or material or immaterial) that may have been given by, or made by, or on behalf of, Lessor;

                        (2) Lessee shall not be entitled to, and should not rely on, Lessor or Lessor's agents as to (a) the quality, nature, adequacy, or physical condition of such Equipment;
                  (b) the quality of any labor or materials relating in any way to such Equipment; or (c) the condition of title to such Equipment;

                        (3) EXCEPT AS EXPRESSLY SET FORTH IN THE PROVISO IN SUBPARAGRAPH (1) ABOVE, LESSOR HAS NOT, DOES NOT, AND WILL NOT, WITH RESPECT TO SUCH EQUIPMENT, MAKE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING BUT NOT IN ANY WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, HABITABILITY, OR FITNESS FOR A PARTICULAR USE, OR WITH RESPECT TO THE VALUE, PROFITABILITY, OR MARKETABILITY OF SUCH EQUIPMENT; and

                        (4) Without in any way limiting the generality of the preceding subparagraphs (1) through (3), Lessee specifically acknowledges and agrees that Lessee hereby waives, releases, and discharges any claim Lessee has, might have had, or may have against Lessor with respect to the condition of such Equipment, patent or latent, the actual or potential income or profits to be derived from such Equipment, and any other state of facts which exists with respect to such Equipment.

               (ii) Survival Beyond Closing. The representations and warranties of Lessee contained in this Agreement as set forth in Section 29(e)(i) shall survive the closing of the sale of any Equipment to the Lessee.

              (iii) Seller. At the sale of any Equipment to Lessee, Lessor shall deliver or cause to be delivered to Lessee, at Lessee's sole cost and expense (except as provided to the contrary), a bill of sale of such Equipment, duly executed by Lessor.

      SECTION 30. Federal and State Tax Consequences. It is expressly agreed that for federal and state income tax purposes the parties entered into the transaction contemplated by this Agreement intending such transaction to be characterized as a true lease and for Lessor to be considered the owner of the Equipment for such tax purposes; provided, however, Lessee makes no representation or warranty as to the availability of such tax treatment. Consistent with this, Lessor intends to claim the cost recovery deductions associated with the Equipment, and Lessee agrees not to take an inconsistent position on its federal or state income tax returns.

      SECTION 31. Financial Information. Lessee agrees to furnish Lessor (a) as soon as available, and in any event within ninety (90) days after the last day of each fiscal year of C&A, (i) a copy of the consolidated balance sheet of C&A (and its Consolidated Subsidiaries, including without limitation Lessee) and consolidating balance sheet of Lessee as of the end of such fiscal year, and related consolidated statements of income and retained earnings of C&A (and its Consolidated Subsidiaries, including without limitation Lessee) and consolidating statements of income and retained earnings of Lessee for such fiscal year with such consolidated financial information certified by an independent certified public accounting firm of recognized standing, each on a comparative basis with corresponding statements for the prior fiscal year, or
(ii) a copy of C&A's Form 10-K filed with the Securities and Exchange Commission for such fiscal year (if C&A is subject to the reporting requirements under the rules and regulations promulgated by the Securities and Exchange Commission), and (b) within forty-five (45) days after the last day of each fiscal quarter of C&A (except the last such fiscal quarter), (i) a copy of the consolidated balance sheet as of the end of such quarter, and related consolidated statements of income and retained earnings covering the fiscal year to date of C&A (and its Consolidated Subsidiaries, including without limitation Lessee) and a copy of the consolidating balance sheet as of the end of such quarter, and related consolidating statements of income and retained earnings covering the fiscal year to date of Lessee, each on a comparative basis with the corresponding period of the prior year, all in reasonable detail and certified by the treasurer or principal financial officer of C&A, or (ii) if C&A is subject to the reporting requirements under the rules and regulations promulgated by the Securities and Exchange Commission, a copy of C&A's Form 10-Q filed with the Securities and Exchange Commission and all such other financial statements and reports as C&A shall send to the Securities and Exchange Commission.

      SECTION 32. Miscellaneous. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Lessor's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Agreement may be amended, altered, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer or the party against which the enforcement of the amendment, alteration, waiver, discharge or termination is sought. A waiver on any one occasion shall not be construed as a waiver on a future occasion. All of the covenants, conditions and obligations contained in this Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Lessor and (subject to the restrictions of Section 14 hereof) Lessee. This Agreement may be executed in as many counterparts as shall be determined by the parties hereto when so executed, each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart. This Agreement, each Lease Supplement and each related instrument, document, agreement and certificate collectively constitute the entire agreement of Lessor and Lessee with respect to the financing of the Equipment, and cancel and supersede any and all prior oral or written understandings with respect thereto. THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, INCLUDING, WITHOUT LIMITATION, ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LESSEE AND LESSOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION, AND THE VENUE, OF A NORTH CAROLINA STATE OR FEDERAL COURT LOCATED IN MECKLENBURG COUNTY, NORTH CAROLINA FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. LESSEE AND LESSOR HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NORTH CAROLINA COURT, OR TO THE EXTENT PERMITTED BY LAW, SUCH FEDERAL COURT. LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING.

      SECTION 33. Interest Rate Calculations. All rate calculations made pursuant to this Agreement (including, without limitation, any calculation of a late charge, the Overdue Rate) shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      SECTION 34. Personal Property Taxes. Lessor and Lessee hereby agree that to the extent permitted by law (a) Lessee will file all returns and other appropriate documentation in regard to personal property taxes on the Equipment, (b) pay all such personal property taxes and (c) reimburse Lessor for any and all such personal property taxes previously paid by Lessor.


        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA

                                    By:  (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President



                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By:  (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President




COUNTERPART NO. 5  OF 6  SERIALLY NUMBERED MANUALLY EXECUTED
COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                   EXHIBIT A

                  LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1.    Delivery Place for the Equipment:  _______________________.

2.    As of the date hereof, the aggregate Acquisition Cost is $__________.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is __________________.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is ___________________.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be ____ years.

6. The Basic Term for the Equipment commences on ___________________, and ends on ___________________, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after
___________________.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is ____________________.

9.    The Basic Payment Factor is _____%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D hereto.

11.   The Basic Payment Dates are _________, __________, _____________ and
____________ of each year during the Term, commencing on ________________. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.

16. The liability insurance coverage referenced in Section 17(a)(ii) of the Agreement and applicable exclusively to the Equipment identified in this Lease Supplement shall be maintained in any event with a combined single limit of not less than $___________.





        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By:_______________________________
                                       Name:  ________________________
                                       Title: ________________________


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By:_______________________________
                                       Name:  ________________________
                                       Title: ________________________

                                 Annex A to
                               Lease Supplement

                            (Equipment Description)

                                  Annex B to
                               Lease Supplement

                             (Casualty Loss Value)

      Casualty Loss                                     Casualty Loss
        Value Date                                    Value Percentage*







*Expressed as a percentage of Acquisition Cost (on a per unit basis) for the Equipment described in Annex A.

                                  Annex C to
                               Lease Supplement

                              (Termination Value)

                                                      Termination Value
      Expiration Date                                    Percentage    *







*Expressed as a percentage of aggregate Acquisition Cost (on a per unit basis) for the Equipment described in Annex A.

                                  Annex D to
                               Lease Supplement

                        (Basic Payment Reduced Factor)

                                                      Basic Payment
      Basic Payment Date                        Reduced Factor Percentage*







*Expressed as a percentage of Acquisition Cost (on a per unit basis) for the Equipment described in Annex A.

                                  Schedule 1

                             (List of UCC Filings)



      1.    Office of the Secretary of State of North Carolina

      2.    Office of Register of Deeds for Mecklenburg County, North Carolina

      3.    Office of Register of Deeds for Person County, North Carolina

      4.    Office of Register of Deeds for Stanly County, North Carolina

      5.    Office of Register of Deeds for McDowell County, North Carolina

      6.    Office of Register of Deeds for Montgomery County, North Carolina

      7.    Office of Register of Deeds for Pitt County, North Carolina

      8.    Office of Register of Deeds for Chatham County, North Carolina

                                  Schedule 2

                             (List of Trade Names)


      Collins & Aikman Floor Coverings Corporation*
      Collins & Aikman Corporation*
      Mastercraft Fabrics Corporation





* Discontinued

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.1

                       Person County - 7 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: 1803 N. Main Street, Roxboro, Person County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $7,649,453.94.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 7 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.266893%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.





        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.2

                       Person County - 5 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: 1803 N. Main Street, Roxboro, Person County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $137,759.28.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 5 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.191613%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.





        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.3

                       Stanly County - 5 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: 313 Bethany Road, Albemarle, Stanly County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $373,161.71.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 5 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.191613%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.





        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.4

                      McDowell County - 5 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: Highway 70 East, Old Fort, McDowell County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $809,439.65.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 5 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.191613%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.



        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.5

                          Montgomery County - 7 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: Glenn Road, Troy, Montgomery County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $713,324.45.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 7 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.


8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.266893%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.



        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.6

                        Pitt County - 5 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: Highway 264 Bypass, Farmville, Pitt County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $6,504,190.00.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 5 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.


8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.191613%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.



        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President

               LEASE SUPPLEMENT AND ACCEPTANCE CERTIFICATE NO.7

                       Chatham County - 7 Year Equipment

      This Lease Supplement and Acceptance Certificate is dated September 30, 1994 and is executed by NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation ("Lessor") and COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation ("Lessee") pursuant to Section 4 of the Master Equipment Lease Agreement, dated as of September 30, 1994 between Lessee and Lessor (the "Agreement"). All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

      Lessee hereby acknowledges and agrees that the equipment specified on Annex A hereto (the "Equipment") has been delivered to Lessee on the date hereof at the delivery place described below, and that, as between Lessor and Lessee, the Equipment (a) has been inspected to the complete satisfaction of Lessee, (b) is in good operating order, repair and condition, (c) is of a size, design, capacity and manufacture selected by Lessee, (d) is suitable for Lessee's purposes, (e) has been unconditionally accepted by Lessee on the date hereof, for all purposes of the Agreement, and (f) is subject to all of the terms, conditions and provisions of the Agreement. Lessee further acknowledges, agrees and certifies that Lessor has made no representation, warranty, covenant or guarantee of any type or kind, expressed or implied, with respect to the Equipment and that the insurance policies, certificates or other documents evidencing the coverages required under the Agreement have been delivered to Lessor.

      Lessee hereby leases from Lessor the Equipment, and Lessor and Lessee further agree and state as follows:

1. Delivery Place for the Equipment: Highway 64 Bypass, Siler City, Chatham County, North Carolina.

2.    As of the date hereof, the aggregate Acquisition Cost is $6,369,267.07.

3. The Acquisition Expiration Date for the Equipment described in Annex A hereto is September 30, 1994.

4. The Interim Term Expiration Date for the Equipment described in Annex A hereto is December 28, 1994.

5. Pursuant to Section 168(c)(1) of the Code, the applicable recovery period for the Equipment shall be 7 years.

6. The Basic Term for the Equipment commences on December 29, 1994, and ends on March 29, 2005, both dates inclusive, unless sooner terminated in accordance with the provisions of the Agreement.

7. With respect to the Equipment described in Annex A hereto, the Early Termination Date is any Basic Payment Date occurring on or after December 29, 1997.

8. With respect to the Equipment described in Annex A hereto, the Early Buyout Option Date is September 29, 2003.

9.    The Basic Payment Factor is 3.266893%.

10. If such ever becomes applicable under the provisions of Section 7(a) of the Agreement, the Basic Payment Reduced Factors shall be as set forth on Annex D.

11. The Basic Payment Dates are March 29, June 29, September 29 and December 29 of each year during the Term, commencing on March 29, 1995. Each Basic Payment shall be payable in arrears on the last day of each Basic Payment Period to which such Basic Payment corresponds.

12. The Basic Payment for the Equipment for each quarterly period is in an amount equal to the Basic Payment Factor multiplied by the aggregate Acquisition Cost for the Equipment described in Annex A hereto.

13. The Casualty Loss Value percentages for the Equipment during the Basic Term are set forth on Annex B hereto.

14. The Termination Value Percentages for the Equipment during the Basic Term are set forth on Annex C hereto.

15. This Lease Supplement and Acceptance Certificate may be executed in as many counterparts as shall be determined by the parties hereto when so executed, and each such counterpart shall be binding on both parties hereto, notwithstanding that both parties are not signatories to the same counterpart.


        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement and Acceptance Certificate to be executed by their duly authorized representatives as of the date first above written.

                                    NATIONSBANC LEASING CORPORATION
                                      OF NORTH CAROLINA


                                    By: (Signature of Herbert T. Thurau)
                                       Name:  Herbert T. Thurau
                                       Title: Vice President


                                    COLLINS & AIKMAN PRODUCTS CO.

                                    By: (Signature of Mark O. Remissong)
                                       Name:  Mark O. Remissong
                                       Title: Senior Vice President